UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23425

CIM Real Assets & Credit Fund
(Exact Name of Registrant as Specified in Charter)

_____________________________________________________________________________________

4700 Wilshire Boulevard
Los Angeles, California 90010
(323) 860-7421
(Address and Telephone Number, Including Area Code, of Principal Executive Offices)

David Thompson
4700 Wilshire Boulevard
Los Angeles, California 90010
(323) 860-7421
(Name and Address of Agent for Service)

_____________________________________________________________________________________

Copies to:
Cynthia M. Krus, Esq.
Cynthia R. Beyea, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street NW Suite 700
Washington, DC 20001
(202) 383-0100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Explanatory Note

The Registrant is filing this amendment (the “Amendment”) to its Form N-CSR for the fiscal year ended September 30, 2022, originally filed with the U.S. Securities and Exchange Commission on December 6, 2022 (Accession Number 0001398344-22-024117) to amend Exhibit (a)(2), “Certifications as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)),” to correct the time period included in Item 4(d) of Exhibit (a)(2). Other than the aforementioned, no other information or disclosures contained in the original filing are being amended by this Amendment. This Amendment does not reflect events occurring after the filing of the original Form N-CSR.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

CIM

CIM RACR

CIM Real Assets & Credit Fund

2022 Annual Report

Now Leasing

VALE

Important Notice Regarding Electronic Delivery

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Fund issued prior to 2022, you may elect to receive such reports and other communications electronically. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. This information is available free of charge by contacting us by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010, by telephone at (866) 907-2653 or on our website at https://www.cimgroup.com/ public-investment-programs/current-public-programs/racr.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Fund through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports in 2022. This information is available free of charge by contacting us by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010, by telephone at (866) 907-2653 or on our website at https://www.cimgroup.com/public-investment-programs/current-public-programs/racr. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary.

CIM Real Assets & Credit Fund	Shareholder Letter

September 30, 2022 (Unaudited)

Dear Shareholders,

We are pleased to provide you with the 2022 annual report for CIM Real Assets & Credit Fund (“we,” “us,” “our,” “CIM RACR,” or the “Fund”). CIM RACR is a continuously-offered, closed-end interval fund registered under the Investment Company Act of 1940, as amended, that launched its offering on May 4, 2020. The Fund primarily invests in credit (of both real assets and corporate) and real estate equity.

Since inception (May 2020), RACR’s Class I Common Shares have generated an annualized return of 8.13%, and have outperformed widely followed income alternatives such as the Bloomberg US Aggregate Bond Index, the Morningstar LSTA US Leveraged Loan Index, The Markit iBoxx USD Liquid Investment Grade Index and the Bloomberg US Corporate High Yield Bond Index1.

RACR’s returns since inception have primarily been driven by interest income from our real estate debt and corporate credit investments as well as appreciation on our real estate equity investments.

We believe the portfolio continues to be well positioned for the current rising interest rate and inflationary environment. As of September 30, 2022, 98.5% of CIM RACR’s credit investments were floating rate; if short-term interest rates continue to rise, we anticipate that these investments will generate higher interest income for our shareholders. In addition, we believe our real estate investments may provide shareholders with a degree of protection against inflation as well as reduced volatility and correlation to other income alternatives. We are specifically focused on investing in real estate where we can leverage CIM’s vertically integrated platform to execute on an identified business plan in order to create value for shareholders.

Fund Overview
The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation. However, there can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to provide shareholders with income and capital appreciation, with lower volatility and correlation to the broader equity markets and other widely used income alternatives. We believe our real asset equity allocation may reduce volatility and correlation, while creating the potential for appreciation as well allowing for the fund to still generate income used to pay distributions. This real asset equity allocation may also create a more tax efficient distribution for shareholders. Real estate investments generate tax depreciation expenses. These tax depreciation expenses can be used to reduce the taxable income generated from credit investments, resulting in a lower current year taxable income.

The Fund’s innovative structure allows it to directly invest in real estate rather than private funds of other managers, and thus avoiding multiple layers of fees. To promote further alignment with other funds managed by affiliates of CIM Group, LLC ("CIM") and OFS Capital Management, LLC (the "OFS Sub-Adviser" or "OFS"), the Fund has obtained exemptive relief from the U.S. Securities and Exchange Commission ("SEC") that allows it to co-invest alongside funds managed by affiliates of CIM and OFS, in accordance with the conditions specified in the exemptive relief. The Fund seeks to provide investors with exposure to proprietary transactions, alongside large, sophisticated institutions, that otherwise may not be available to retail investors and that may have high investment minimums.

About the Advisor
CIM Capital IC Management, LLC (the “Adviser”), registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the” Advisers Act”), acts as the Fund’s investment adviser and is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers. The Adviser has engaged each of CIM Capital SA Management, LLC (the “CIM Sub-Adviser”) and the OFS Sub-Adviser, each a SEC-registered investment adviser, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to investments in real assets held by the Fund. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities.

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        1

CIM Real Assets & Credit Fund	Shareholder Letter

September 30, 2022 (Unaudited)

CIM is a vertically-integrated owner and operator of real assets for its own account and on behalf of its partners and co-investors, seeking exposure to real assets and associated credit strategies, with a principal focus on metropolitan areas across the Americas. Since inception, CIM, on behalf of itself and over 190 institutional partners and co-investors, has operated over 280 discretionary real estate and real estate-related equity, debt and infrastructure holdings (excluding net-lease)2. As of June 30, 2022, CIM owns and operates approximately $31.3 billion of assets3 across its products and has deployed assets for its Principals, partners and co-investors, which include U.S. and Non-U.S. public and corporate pension funds, endowments, foundations, sovereign wealth funds and other institutional and private partners and co-investors since 2000. As of September 30, 2022, CIM has over 1,000 employees and more than 600 professionals and 10 corporate offices worldwide.

OFS is a full-service provider of capital and levered financial solutions with $3.5 billion in assets under management as of June 30, 2022, with a focus on middle market lending, broadly syndicated loans, and structured credit. OFS serves as the investment adviser to business development companies, registered closed-end funds, and separately managed, proprietary and sub-advised accounts, as well as the collateral manager to various collateralized loan obligations.

Thank you for your investment in CIM RACR. If you have any questions, please contact the CIM Shareholder Relations team at 866.907.2653. We look forward to continuing our relationship in the years to come.

Sincerely,

Steve Altebrando
VP, Portfolio Oversight

David Thompson
Chief Executive Officer

[1]	The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than the original cost. The current performance may be lower or higher than performance data quoted.

[2]	As of June 30, 2022

[3]	“Assets Owned and Operated” represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM Group contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication.
Forward-Looking Statements
Statements in this letter regarding management's future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating management’s belief that CIM RACR will benefit from CIM Group’s combined real assets, credit and transaction experience and deal-sourcing capabilities; the composition of CIM RACR’s portfolio of real assets and corporate credit assets and the potential benefits to investors, which may not be realized; opportunities for individuals to invest alongside institutional partners, and whether those opportunities will align the interests among sponsors, partners and shareholders; and other factors may constitute forward-looking statements for purposes of the safe harbor protection under applicable securities laws. Forward-looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect,” “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward,” “may provide,” “would” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including the ongoing impact of COVID-19, rising inflation and interest rates, the risk of recession, the ongoing war between Russia and Ukraine, supply chain disruptions, resource shortages, significant market volatility on our business, our industry, and the global economy, and those risks, uncertainties and factors referred to in CIM RACR’s Prospectus filed with the SEC on January 29, 2021 under the section “Risks” (as supplemented by Supplement No. 2 dated August 11, 2022) and other documents that may be filed by CIM RACR from time to time with the SEC. As a result of such risks, uncertainties and factors, actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. CIM RACR is providing the information in this letter as of this date and assumes no obligations to update the information included in this letter or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

https://www.cimgroup.com/public-investment-programs/current-public-programs/racr

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        2

CIM Real Assets & Credit Fund	Portfolio Update

September 30, 2022 (Unaudited)

Performance as of September 30, 2022

CIM Real Assets & Credit Fund	1 Month	Quarter	6 Month	YTD	1 Year(a)	Since Inception
CIM Real Assets & Credit Fund - A - NAV	1.24%	2.67%	1.46%	4.10%	6.31%	7.87%
CIM Real Assets & Credit Fund - A - LOAD	-4.58%	-3.22%	-4.38%	-1.89%	0.20%	5.24%
CIM Real Assets & Credit Fund - C - NAV	1.17%	2.49%	1.05%	3.54%	5.50%	7.05%
CIM Real Assets & Credit Fund - I - NAV	1.27%	2.74%	1.59%	4.31%	6.56%	8.13%
CIM Real Assets & Credit Fund - L - NAV	1.24%	2.64%	1.35%	3.92%	6.04%	7.59%
CIM Real Assets & Credit Fund - L - LOAD	-3.05%	-1.72%	-2.95%	-0.50%	1.55%	5.66%
Bloomberg US Aggregate Bond Index	-4.32%	-4.75%	-9.22%	-14.61%	-14.60%	-5.96%
Bloomberg US Corporate High Yield Bond Index	-3.97%	-0.65%	-10.41%	-14.74%	-14.14%	2.35%
Morningstar LSTA US Leveraged Loan Index	-2.27%	1.37%	-3.15%	-3.25%	-2.53%	6.32%
Markit iBoxx Liquid Investment Grade	-6.10%	-5.91%	-14.02%	-21.18%	-20.96%	-6.42%

Comparison of the Change in Value of a $10,000 Investment

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        3

CIM Real Assets & Credit Fund	Portfolio Update
September 30, 2022 (Unaudited)

(a)	Bloomberg US Agg Total Return Value Unhedged USD is a broad based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

(b)	The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded.

(c)	The Morningstar LSTA US Leveraged Loan Index is designed to deliver comprehensive, precise coverage of the US leveraged loan market.Underpinned by PitchBook | LCD data, the index brings transparency to the performance, activity, and key characteristics of the market.

(d)	The Markit iBoxx USD Liquid Investment Grade Index is designed to reflect the performance of USD denominated investment grade corporate debt. The index rules aim to offer a broad coverage of the USD investment grade liquid bond universe. The index is market-value weighted with an issuer cap of 3%.

Index performance is shown for illustrative purposes only as (i) all indices referenced above are unmanaged, (ii) index performance does not reflect the expenses associated with active management of an actual portfolio (iii) the composition of each of the indices differs signficantly from that of the portfolio of the Fund and (iv) investors cannot invest directly in an index. The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than the original cost. The performance data does not reflect the deduction of taxes that a shareholder would pay on any fund distributions or the sale of fund shares. The current performance may be lower or higher than performance data quoted. Please visit the Fund’s website at https://www.cimgroup.com/public-investment-programs/current-public-programs/racr for performance data current to the most recent month-end.

Top Ten Long Holdings as of September 30, 2022

Percent of Net Assets
EPIC Dallas	8.48%
Del Mar Terrace - Phoenix, AZ	6.66%
Sora Multifamily Residential Property	5.92%
Society Las Olas - PMG-Greybook Riverfront I LLC	3.73%
Elevation CLO 2022-16, Ltd.	3.09%
IENTC 2, LLC DDTL B-1	2.49%
Vale at the Parks - DC	2.26%
Regatta XXII Funding, Ltd.	2.21%
Empower CLO 2022-1, Ltd.	2.07%
Dryden 98 CLO, Ltd.	1.92%
38.83%

Portfolio Composition as of September 30, 2022

Asset Type Allocation	Percent of Net Assets
Collateralized Loan Obligations	29.47%
Direct Real Estate	27.50%
Bank Loans	18.91%
Commercial Mortgage-Backed Securities	8.83%
Real Estate-Related Securities	8.68%
CLO Warehouse Facilities	3.49%
Equity Interests (including publicly-traded common stock)	2.63%
Cash, Cash Equivalents, & Other Net Assets	0.49%
100.00%

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        4

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

September 30, 2022

	Maturity Date	Rate	Principal	Value
Bank Loans (18.91%)(a)(b)
Consumer, Non-cyclical (2.28%)(m)
Baart Programs, Inc., Second Lien Term Loan	06/11/2028	3M US L + 8.50%	$2,189,394	$2,112,765
Bengal Debt Merger SUB, LLC TL 1L	01/24/2030	3M US L + 6.00%	500,000	459,375
MedMark Services, Inc., Second Lien Term Loan(c)	06/11/2028	3M US L + 8.50%	378,788	365,530
RC Buyer, Inc., Second Lien Initial Term Loan	07/30/2029	3M US L + 6.50%	1,016,949	972,458
Spring Education Group, Inc., Second Lien Initial Term Loan	07/30/2026	3M US L + 8.25%	430,240	413,030
Tony's Fresh Market / Cardenas Markets, First Lien
Term Loan	08/01/2029	3M SOFR + 6.75%	2,000,000	1,943,330
Total Consumer, Non-cyclical				6,266,488

Electronics (0.66%)
Idera, Inc.(m)	03/02/2029	3M US L + 6.75%	2,000,000	1,820,000

Financial (0.28%)
Avison Young Canada, Inc., First Lien Term Loan(m)	01/31/2026	3M SOFR + 7.00%	800,000	768,000

Food Products (0.29%)
BCPE North Star US Holdco 2, Inc. 2L TL(m)	06/08/2029	3M US L + 7.25%	833,333	789,583

Healthcare Equipment and Supplies (0.96%)(d)(l)
Kreg LLC, Revolver(c)	12/20/2026	3M US L + 6.25%	271,739	260,951
Kreg LLC, Term Loan	12/20/2026	3M US L + 6.25%	2,468,750	2,370,741
Total Healthcare Equipment and Supplies				2,631,692

Healthcare Providers and Services (4.63%)(d)(l)
Boca Home Care Holdings Revolver(c)	02/25/2027	1M SOFR + 6.50%	580,645	563,110
Boca Home Care Holdings, Inc. DDTL	02/25/2027	1M SOFR + 6.50%	4,323,992	4,193,408
Honor HN Buyer, Inc., Delayed Draw Term Loan(c)	10/15/2027	3M US L + 6.00%	1,510,478	1,469,846
Honor HN Buyer, Inc., Revolver(c)	10/15/2027	3M US L + 6.00%	132,013	128,462
Honor HN Buyer, Inc., Term Loan	10/15/2027	3M US L + 6.00%	1,141,774	1,111,060
One GI Intermediate LLC, Revolver Upsize(c)	12/22/2025	3M US L + 6.75%	333,333	313,167
One GI Intermediate LLC, Tranche B Delayed Draw Term Loan	12/22/2025	3M US L + 6.75%	1,736,875	1,631,794
One GI Intermediate LLC, Tranche C Delayed Draw Term Loan(c)	12/13/2023	3M US L + 6.75%	916,667	861,208
Shiftkey, Revolver(c)	06/21/2027	3M US SOFR + 5.75%	147,059	144,353
Shiftkey,Term Loan	06/21/2027	3M US SOFR + 5.75%	2,352,941	2,309,647
Total Healthcare Providers and Services				12,726,055

Hotels, Restaurants & Leisure (1.73%)(d)(l)
SS Acquisition LLC, Delayed Draw Term Loan(c)	12/30/2026	3M SOFR + 6.50%	1,800,000	1,781,280
SS Acquisition LLC, Term Loan	12/30/2026	1M US L + 6.87%	3,000,000	2,968,800
Total Hotels, Restaurants & Leisure				4,750,080

Household Durables (0.31%)
Astro One Acquisition Corporation(m)	09/14/2029	3M US L + 8.50%	1,000,000	846,670

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        5

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

September 30, 2022

	Maturity Date	Rate	Principal	Principal
Industrial (1.21%)
AIDC INTERMEDIATE CO 2, LLC, Term Loan(d)(l)	07/22/2027	3M SOFR + 6.25%	$2,500,000	$2,418,750
Energy Acquisition LP, Second Lien Initial Term Loan(m)	06/26/2026	3M US L + 8.50%	1,097,499	899,949
Total Industrial				3,318,699

Retail (1.16%)
LSF9 ATLANTIS HOLDINGS, LLC(m)	03/29/2029	1M SOFR + 7.25%	3,368,421	3,208,421

Services, Business (3.57%)
24 Seven, Inc., Term Loan(d)(l)	11/16/2027	3M US L + 6.00%	3,970,000	3,970,000
Convergint Technologies LLC, Second Lien Term Loan(m)	03/30/2029	3M US L + 6.75%	999,970	938,722
EOS-Metasource Intermediate, Inc., DDC(c)(d)(l)	05/17/2024	1M US SOFR + 6.25%	1,500,000	1,474,050
EOS-Metasource Intermediate, Inc., TL(d)(l)	05/17/2027	1M US SOFR + 6.25%	3,491,250	3,430,851
Total Services, Business				9,813,623

Technology (1.07%)
Redstone HoldCo 2 LP, Second Lien Initial Term Loan(m)	04/27/2029	3M US L + 7.75%	800,000	640,504
RumbleOn, Inc., Delayed Draw Term Loan(c)(d)(l)	08/31/2026	3M US L + 8.25%	747,359	695,567
RumbleON, Inc., First Lien Term Loan(d)(l)	08/31/2026	3M US L + 8.25%	1,736,875	1,616,510
Total Technology				2,952,581

Transportation (0.76%)
Reception Purchaser, LLC(m)	03/24/2028	1M US SOFR + 6.00%	2,184,146	2,099,511

TOTAL BANK LOANS (Cost $53,319,266)				51,991,403

Collateralized Loan Obligations - Equity (8.31%)(a)(b)(e)(f)		Estimated Yield of
Allegro CLO XV, Ltd., Class SUB(l)	07/20/2035	15.81%	4,060,000	3,729,110
Apex Credit Clo 2021, Ltd., Class SUB(l)	07/18/2034	15.83%	2,980,000	2,138,001
Atlas Senior Loan Fund XVII, Ltd., Class SUB(l)	10/20/2034	19.73%	3,000,000	2,349,150
Dryden 98 CLO, Ltd., Class SUB(l)	04/20/2035	14.00%	5,500,000	5,267,625
Elevation Clo 2021-15, Ltd., Class SUB(l)	01/05/2035	17.94%	3,662,266	2,492,721
Elevation Clo 2021-15, Ltd., Class SUB(l)	12/05/2035	17.94%	87,734	81,375
LCM 31, Ltd., Class INC(m)	01/20/2032	24.56%	250,000	181,350
Marble Point CLO XXI, Ltd., Class INC(l)	10/17/2051	15.19%	2,750,000	1,882,100
Steele Creek CLO 2022-1, Ltd., Class SUB(l)	04/15/2035	20.54%	4,955,615	3,566,804
Steele Creek CLO 2022-1, Ltd., Class SUB(l)	04/15/2035	20.54%	44,385	43,750
Trinitas Clo VIII, Ltd., Class SUB(m)	07/20/2117	24.70%	2,300,000	1,084,910

TOTAL COLLATERALIZED LOAN OBLIGATIONS - EQUITY (Cost $24,111,970)				22,816,896

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        6

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

September 30, 2022

	Maturity Date	Rate	Principal	Principal
Collateralized Loan Obligations - Debt (21.16%)(a)(e)
Allegro CLO XII, Ltd., Class E(l)	01/21/2032	3M US L + 7.10%	$1,000,000	$881,351
Atlas Senior Loan Fund XX, Ltd., Class E(l)	10/19/2035	3M SOFR + 9.43%	4,000,000	3,680,000
Barings Middle Market CLO, Ltd. 2021-I, Class D(m)	07/20/2033	3M US L + 8.65%	1,000,000	850,368
Carlyle US CLO 2022-4, Ltd., Class E(m)	07/25/2034	3M US SOFR + 8.15%	4,250,000	3,889,885
CFIP CLO 2017-1, Ltd., Class ER(m)	10/18/2034	3M US L + 7.30%	5,285,000	4,546,071
Elevation CLO 2022-16, Ltd., Class E(m)	07/25/2034	3M US SOFR + 8.30%	9,100,000	8,503,825
Empower CLO 2022-1, Ltd., Class E(m)	10/20/2034	3M SOFR + 8.55%	6,000,000	5,700,000
Flatiron CLO 20, Ltd., Class E(m)	11/20/2033	3M US L + 7.85%	500,000	460,871
Ivy Hill Middle Market Credit Fund XVIII, Ltd., Class E	04/22/2033	3M US L + 7.75%	2,000,000	1,639,455
LCM 31, Ltd., Class E(m)	01/20/2032	3M US L + 7.08%	1,250,000	1,090,496
LCM 38, Ltd., Class E(m)	07/15/2034	3M US SOFR + 7.80%	5,500,000	5,144,587
Madison Park Funding XLVII, Ltd., Class E(m)	01/19/2034	3M US L + 7.46%	600,000	545,099
MCF CLO VII LLC, Class ER(m)	07/20/2033	3M US L + 9.15%	2,500,000	2,203,839
Monroe Capital Mml Clo X, Ltd., Class ER(m)	05/20/2034	3M SOFR + 8.75%	3,500,000	2,924,730
Northwoods Capital 25, Ltd., Class E(m)	07/20/2034	3M US L + 7.14%	2,250,000	1,883,788
OCP CLO 2020-20, Ltd., Class E(m)	10/09/2033	3M US L + 7.66%	500,000	461,927
PennantPark CLO III, Ltd., Class E(m)	10/22/2032	3M US L + 8.14%	3,000,000	2,635,838
Regatta Funding LP 2013-2A, Class DR2(m)	01/15/2029	3M US L + 6.95%	400,000	358,117
Regatta XXII Funding, Ltd., Class E(l)	07/20/2035	3M US SOFR + 7.19%	7,000,000	6,077,666
Saratoga Investment Corp. CLO 2013-1, Ltd., Class F1R3(m)	04/20/2033	3M US L + 10.00%	2,000,000	1,749,250
VCP CLO II, Ltd., Class E(m)	04/15/2031	3M US L + 8.40%	500,000	481,305
Venture 45 Clo, Ltd., Class E(l)	07/20/2035	3M US SOFR + 7.70%	3,000,000	2,495,137

TOTAL COLLATERALIZED LOAN OBLIGATIONS - DEBT (Cost $62,456,236)				58,203,605

Commercial Mortgage-Backed Securities (8.83%)(e)(m)
BX Trust 2022-PSB, Class E(a)	08/15/2039	1M US SOFR + 6.50%	2,000,000	1,971,899
BX Trust 2022-PSB, Class F(a)	08/15/2039	1M US SOFR + 7.50%	4,000,000	3,952,645
Campus Drive Secured Lease-Backed Pass-Through Trust, Series C(b)	06/15/2058	6.91%	3,803,876	2,573,703
Capital Funding Mortgage Trust 2021-21, Class B(a)(b)	11/15/2023	1M US L + 12.25%	500,000	491,300
CSMC 2020-TMIC, Class C(a)	12/15/2023	1M US L + 6.75%	400,000	404,551
CXP Trust 2022-CXP1, Class E(a)	12/15/2026	1M US SOFR + 4.54%	4,500,000	4,050,000
CXP Trust 2022-CXP1, Class F(a)	12/15/2026	1M US SOFR + 5.46%	1,500,000	1,320,000
Extended Stay America Trust 2021-ESH, Class F(a)	07/15/2026	1M US L + 3.70%	2,000,000	1,915,931
ILPT Commercial Mortgage Trust 2022-LPF2, Class E(a)	10/15/2039	1M US SOFR + 5.94%	2,000,000	1,980,981
LAQ 2022-LAQ Mortgage Trust, Class E(a)	03/15/2039	1M US SOFR + 4.87%	337,500	324,841
LAQ 2022-LAQ Mortgage Trust, Class F(a)	03/15/2039	1M US SOFR + 5.97%	3,750,000	3,603,810
TWO VA Repack Trust Class B-2, Series B2(b)	11/15/2033	0.00%	1,811,000	502,734
VA Gilbert AZ Subordinated Note Lease-Backed Pass-Through Trust(b)	03/15/2034	13.00%	184,526	205,598
Wells Fargo Commercial Mortgage Trust 2021-FCMT, Class F(a)	05/15/2031	1M US L + 5.90%	1,000,000	970,253

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $25,284,317)				24,268,246

 See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        7

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

September 30, 2022

	Maturity Date	Rate	Principal	Principal
Direct Real Estate (27.50%)(b)
3816-3822 W Jefferson Blvd	N/A	N/A	N/A	$5,090,398
4707 W Jefferson Blvd(j)	N/A	N/A	N/A	3,284,033
4901 W Jefferson Blvd - Los Angeles, CA(j)	N/A	N/A	N/A	3,096,386
Del Mar Terrace - Phoenix, AZ(c)(k)	N/A	N/A	N/A	18,321,612
EPIC Dallas(j)(k)	N/A	N/A	N/A	23,315,871
Sora Multifamily Residential Property	N/A	N/A	N/A	16,275,923
Vale at the Parks - DC(k)	N/A	N/A	N/A	6,218,493
TOTAL DIRECT REAL ESTATE (Cost $58,588,163)				75,602,716

Real Estate-Related Securities (8.68%)(a)(b)(d)
Debt Securities (8.68%)(k)
IENTC 2, LLC	03/31/2031	US SOFR + 9.75%	1,645,000	1,645,000
IENTC 2, LLC DDTL B-1(c)	03/31/2031	US SOFR + 9.75%	6,815,000	6,815,000
Society Las Olas – 301 S 1st Avenue Holdings LLC	09/23/2023	1M US L + 6.82%	5,231,984	5,168,154
Society Las Olas - PMG-Greybook Riverfront I LLC	10/07/2023	1M US L + 1.47%	10,376,845	10,250,248
Total Debt Securities				23,878,402
TOTAL REAL ESTATE-RELATED SECURITIES (Cost $23,983,840)				23,878,402

CLO Warehouse Facilities (3.49%)(a)(e)(I)		Estimated Yield of
Anchorage Capital CLO 26, LTD.(c)	05/16/2024	14.50%	1,593,750	1,593,750
Brightwood Capital MM CLO 2022-11, LTD Class B LND	12/31/2032	14.50%	4,000,000	4,000,000
Marble Point CLO XXV LTD	03/02/2023	14.50%	4,000,000	4,000,000
TOTAL CLO WAREHOUSE FACILITIES(Cost $9,593,750)				9,593,750

Equity Interests (including publicly-traded common stock) (2.63%)
Boca Homecare Holdings, Inc. (Equity)(b)(d)(l)		N/A	580,645	550,438
Creative Media & Community Trust Corp.(h)(k)		N/A	2,937,304	2,481,518
IENTC 1, LLC(b)(d)(k)		N/A	3,760,000	4,192,400
TOTAL EQUITY INTERESTS (including publicly-traded common stock) (Cost $7,277,949)				7,224,356

Warrants (0.01%)(b)(d)
RumbleON, Inc., Expires 02/28/2023, Strike Price $33.00(l)			7,576	13,917
TOTAL WARRANTS (Cost $83,469)				13,917

Short Term Investments (2.16%)
First American Treasury Obligations Fund, 2.830%(i) (Cost $5,936,838)			5,936,838	5,936,838
TOTAL SHORT TERM INVESTMENTS (Cost $5,936,838)				5,936,838

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        8

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

September 30, 2022

TOTAL INVESTMENTS 101.68% (Cost $270,635,798)	$279,530,129

Liabilities In Excess Of Other Assets (-1.68%)	(4,571,272

NET ASSETS (100.00%)	$274,958,857

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of September 30, 2022 is based on the reference rate plus the displayed spread as of the security's last reset date.

(b)	Fair value of this security was determined using significant, unobservable inputs and was determined in accordance with Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”).

(c)	The Consolidated Schedule of Investments records each of these investments as fully funded. A corresponding payable for the investments purchased has also been recorded which represents the actual unfunded amount on the balance sheet date. Investment or portion thereof was not funded as of September 30, 2022. The Fund had $19,611,382 at par value in unfunded commitments as of September 30, 2022.

(d)	Please see table below entitled “Restricted Securities.”

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $114,882,497, which represented approximately 41.78% of net assets as of September 30, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(f)	CLO subordinated notes are residual positions in the CLO vehicle. CLO subordinated notes are entitled to distributions that are generally equal to the residual cash flows of the underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these distributions in addition to the estimated amount of terminal distribution. Effective yields for the CLO equity positions are updated generally once a quarter in connection with a transaction, such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields are periodically adjusted based on information reported by the CLO as of the date of determination.

(g)	Zero coupon bond.

(h)	Affiliated investments pursuant to the 1940 Act. See Note 6 for more information.

(i)	Money market fund; interest rate reflects seven-day yield as of September 30, 2022.

(j)	Non-income producing investment.

(k)	A co-investment, completed under an order for exemptive relief granted by the SEC, that is advised by the CIM Sub-Adviser. See Note 6 for additional information.

(l)	A co-investment, completed under an order for exemptive relief granted by the SEC, that is advised by the OFS Adviser.

(m)	A co-investment under the “Mass Mutual” no action letters.

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        9

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

September 30, 2022

Restricted Securities

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as a Percentage of Net Assets
Kreg LLC, Revolver	12/20/2021	269,701	260,951	0.09%
Kreg LLC, Term Loan	12/20/2021	2,450,887	2,370,741	0.86%
Boca Home Care Holdings Revolver	2/25/2022	574,839	563,110	0.20%
Boca Home Care Holdings, Inc DDTL	2/25/2022	4,282,297	4,193,408	1.53%
Honor HN Buyer, Inc., Delayed Draw Term Loan	10/15/2021	1,495,470	1,469,846	0.53%
Honor HN Buyer, Inc., Revolver	10/15/2021	132,013	128,462	0.05%
Honor HN Buyer, Inc., Term Loan	10/15/2021	1,122,543	1,111,060	0.40%
One GI Intermediate LLC, Revolver Upsize	12/13/2021	326,667	313,167	0.11%
One GI Intermediate LLC, Tranche B Delayed Draw Term Loan	12/13/2021	1,720,297	1,631,794	0.59%
One GI Intermediate LLC, Tranche C Delayed Draw Term Loan	12/13/2021	907,500	861,208	0.31%
Shiftkey, Revolver	6/21/2022	147,059	144,353	0.05%
Shiftkey, Term Loan	6/21/2022	2,330,515	2,309,647	0.84%
SS Acquisition LLC, Delayed Draw Term Loan	12/30/2021	1,800,000	1,781,280	0.65%
SS Acquisition LLC, Term Loan(b)	12/30/2021	2,971,020	2,968,800	1.08%
AIDC INTERMEDIATE CO 2, LLC, Term Loan	7/22/2022	2,445,542	2,418,750	0.88%
24 Seven, Inc., Term Loan	1/28/2022	3,940,881	3,970,000	1.44%
EOS-Metasource Intermediate, Inc., DDC	5/17/2022	1,485,000	1,474,050	0.54%
EOS-Metasource Intermediate, Inc., TL	5/17/2022	3,457,461	3,430,851	1.25%
RumbleOn, Inc., Delayed Draw Term Loan	8/31/2021	747,359	695,567	0.25%
RumbleON, Inc., First Lien Term Loan	8/31/2021	1,653,348	1,616,510	0.59%
IENTC 2, LLC	3/31/2022	1,645,000	1,645,000	0.60%
IENTC 2, LLC DDTL B-1	3/31/2022	6,815,000	6,815,000	2.48%
Society Las Olas - PMG-Greybook Riverfront I LLC	9/23/2021	10,291,856	10,250,248	3.73%
Society Las Olas – 301 S 1st Avenue Holdings LLC	6/7/2022	5,231,984	5,168,154	1.88%
Boca Homecare Holdings, Inc. (Equity)	8/31/2021	580,645	550,438	0.20%
IENTC 1, LLC	3/31/2022	3,760,000	4,192,400	1.52%
RumbleON, Inc., Expires 02/28/2023, Strike Price $33.00	8/31/2021	83,469	13,917	0.01%
		$62,668,353	$62,348,712	22.66%

Other than as described above, we do not "control" and are not an "affiliate" of any of our portfolio investments, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to "control" a portfolio investment if we owned 25% or more of its voting securities and would be an "affiliate" of a portfolio investment if we owned 5% or more of its voting securities.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rate

Reference Rates:
1M SOFR - 1 Month SOFR as of September 30, 2022 was 3.04%
3M SOFR - 3 Month SOFR as of September 30, 2022 was 3.59%
1M US L - 1 Month LIBOR as of September 30, 2022 was 3.14%
3M US L - 3 Month LIBOR as of September 30, 2022 was 3.75%

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        10

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2022
TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Appreciation
Citibank, N.A.	BROOKFIELD WEC HOLDINGS INC TL 1L, 1M SOFR + 3.75	$200,000	3M US L + 1.35%	08/01/2025	$203,774	$3,744
Citibank, N.A.	Charlotte Buyer, Inc.; Curo Health Services, LLC, 3M SOFR + 5.25(b)	930,000	3M US L + 1.35%	02/11/2028	940,000	10,000
Citibank, N.A.	Dave & Buster's, Inc. TLB 1L, 1M SOFR + 5.00	253,333	3M US L + 1.35%	06/29/2029	260,500	7,167
Citibank, N.A.	First Student Bidco, Inc., 3M SOFR + 4.00	125,129	3M US L + 1.35%	07/21/2028	129,465	4,336
Citibank, N.A.	First Student Bidco, Inc., 3M SOFR + 4.00		3M US L + 1.35%	07/21/2028
Citibank, N.A.	KKR Apple Bidco, LLC, 1M SOFR + 4.00	223,157	3M US L + 1.35%	09/22/2028	233,395	10,238
Citibank, N.A.	Tony's Fresh Market / Cardenas Markets, 6M SOFR + 6.75(b)	940,000	3M US L + 1.35%	08/01/2029	971,665	31,665
		$2,680,308			$2,747,759	$67,451

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Depreciation
Citibank, N.A.	1011778 B.C. Unlimited Liability Company, 1M US L + 1.75	$155,041	3M US L + 1.35%	11/19/2026	$150,775	$(4,266)
Citibank, N.A.	Academy, Ltd., 1M US L + 3.75	866,269	3M US L + 1.35%	11/05/2027	846,077	(20,192)
Citibank, N.A.	Acrisure LLC, 1M US L + 3.50	588,693	3M US L + 1.35%	02/15/2027	541,911	(46,782)
Citibank, N.A.	Acrisure LLC, 1M US L + 3.75	547,033	3M US L + 1.35%	02/15/2027	507,663	(39,370)
Citibank, N.A.	Acrisure LLC, 1M US L + 4.25	147,760	3M US L + 1.35%	02/15/2027	140,316	(7,444)
Citibank, N.A.	ADMI Corp. TLB3 1L, 1M US L + 3.75	794,395	3M US L + 1.35%	12/23/2027	712,560	(81,835)
Citibank, N.A.	Advantage Sales & Marketing, Inc., 1M US L + 4.50	752,346	3M US L + 1.35%	10/28/2027	685,712	(66,634)
Citibank, N.A.	Aegion Corp., 1M US L + 4.75(b)	433,138	3M US L + 1.35%	05/17/2028	400,960	(32,178)
Citibank, N.A.	AHP Health Partners, Inc., 1M US L + 3.50	286,378	3M US L + 1.35%	08/24/2028	274,763	(11,615)
Citibank, N.A.	Allen Media LLC, 3M US L + 5.50	1,509,259	3M US L + 1.35%	02/10/2027	1,324,413	(184,846)
Citibank, N.A.	Allied Universal Holdco LLC, 1M US L + 3.75	492,525	3M US L + 1.35%	05/14/2028	436,528	(55,997)
Citibank, N.A.	Amentum Government Services Holdings LLC TLB 1L, 6M SOFR + 4.00	351,176	3M US L + 1.35%	02/15/2029	337,506	(13,670)
Citibank, N.A.	Anesthesia Partners, Inc., 1M US L + 4.25	938,650	3M US L + 1.35%	10/02/2028	888,788	(49,862)
Citibank, N.A.	AP Core Holdings II LLC, 1M US L + 5.50	1,139,142	3M US L + 1.35%	09/01/2027	1,071,722	(67,420)
Citibank, N.A.	Applovin Corp., 3M US L + 3.25	195,043	3M US L + 1.35%	08/15/2025	189,251	(5,792)
Citibank, N.A.	Aramark Intermediate HoldCo Corp., 1M US L + 1.75	197,839	3M US L + 1.35%	03/11/2025	194,250	(3,589)
Citibank, N.A.	Arches Buyer, Inc., 1M US L + 3.25	594,951	3M US L + 1.35%	12/06/2027	540,010	(54,941)
Citibank, N.A.	Asurion LLC, 1M US L + 3.00	193,906	3M US L + 1.35%	11/03/2024	182,851	(11,055)
Citibank, N.A.	ASURION, LLC TLB 1L, 1M SOFR + 4.00	593,750	3M US L + 1.35%	08/17/2028	534,766	(58,984)
Citibank, N.A.	Athenahealth Group Inc. 1L, 1M SOFR + 3.50	72,319	3M US L + 1.35%	02/15/2029	65,109	(7,210)
Citibank, N.A.	Athenahealth Group Inc. TLB 1L, 1M SOFR + 3.50	424,335	3M US L + 1.35%	02/15/2029	383,181	(41,154)
Citibank, N.A.	Athletico Physical Therapy TLB, 1M SOFR + 4.25	902,284	3M US L + 1.35%	02/15/2029	816,703	(85,581)
See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        11

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments
September 30, 2022
TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Depreciation
Citibank, N.A.	Autokiniton US Holdings, Inc., 1M US L + 4.50	1,086,876	3M US L + 1.35%	04/06/2028	1,000,841	(86,035)
Citibank, N.A.	Bakemark Holdings, Inc., 3M US L + 4.00(b)	493,769	3M US L + 1.35%	09/05/2028	467,716	(26,053)
Citibank, N.A.	Bausch Health Companies Inc. 1L TLB, 1M SOFR + 5.25	938,520	3M US L + 1.35%	02/01/2027	732,259	(206,261)
Citibank, N.A.	BCPE North Star US Holdco 2, Inc. TL 1L, 3M US L + 4.00(b)	953,385	3M US L + 1.35%	06/09/2028	886,313	(67,072)
Citibank, N.A.	Burlington Coat Factory Warehouse Corp., 1M US L + 2.00	540,409	3M US L + 1.35%	06/26/2028	518,005	(22,404)
Citibank, N.A.	Caesars Resort Collection LLC, 1M US L + 3.50	282,396	3M US L + 1.35%	07/20/2025	278,907	(3,489)
Citibank, N.A.	Caesars Resort Collection LLC, 1M US L + 2.75	574,615	3M US L + 1.35%	12/23/2024	565,170	(9,445)
Citibank, N.A.	CCRR Parent, 3M US L + 3.75(b)	888,821	3M US L + 1.35%	03/06/2028	856,956	(31,865)
Citibank, N.A.	CDK GLOBAL, INC.TLB 1L, 3M SOFR + 4.50	248,179	3M US L + 1.35%	07/06/2029	246,250	(1,929)
Citibank, N.A.	Charter Next Generation, Inc., 3M US L + 3.75	733,843	3M US L + 1.35%	12/01/2027	704,084	(29,759)
Citibank, N.A.	CHG Healthcare Services, Inc., 6M US L + 3.25	347,665	3M US L + 1.35%	09/29/2028	336,417	(11,248)
Citibank, N.A.	City Brewing Co. LLC, 1M US L + 3.50(b)	221,100	3M US L + 1.35%	04/05/2028	173,434	(47,666)
Citibank, N.A.	Clydesdale Acquisition Holdings, Inc., 1M SOFR + 4.18	791,086	3M US L + 1.35%	04/13/2029	774,385	(16,701)
Citibank, N.A.	Compass Power Generation LLC, 1M SOFR + 4.25	448,871	3M US L + 1.35%	04/14/2029	445,618	(3,253)
Citibank, N.A.	Conduent Business Services LLC, 1M US L + 4.25(b)	491,288	3M US L + 1.35%	10/15/2028	478,107	(13,181)
Citibank, N.A.	Connect Finco Sarl, 1M US L + 3.50	739,889	3M US L + 1.35%	12/12/2026	689,169	(50,720)
Citibank, N.A.	Core & Main LP, 1M US L + 2.50	411,469	3M US L + 1.35%	07/27/2028	395,313	(16,156)
Citibank, N.A.	Corel Corp., 3M US L + 5.00(b)	514,033	3M US L + 1.35%	07/02/2026	478,051	(35,982)
Citibank, N.A.	CoreLogic, Inc., 1M US L + 3.50	493,763	3M US L + 1.35%	06/02/2028	374,963	(118,800)
Citibank, N.A.	CORGI BIDCO, INC.TL 1L,	752,000	3M US L + 1.35%	09/20/2029	749,336	(2,664)
Citibank, N.A.	Cornerstone OnDemand, Inc, 1M US L + 3.75	689,416	3M US L + 1.35%	10/16/2028	584,666	(104,750)
Citibank, N.A.	CP Atlas Buyer, Inc., 1M US L + 3.75	396,583	3M US L + 1.35%	11/23/2027	347,409	(49,177)
Citibank, N.A.	Dermatology Intermediate Holdings III, Inc. 1L, 1M SOFR + 4.25(b)	55,581	3M US L + 1.35%	03/26/2029	53,080	(2,501)
Citibank, N.A.	Dermatology Intermediate Holdings III, Inc. TLB 1L, 1M SOFR + 4.25(b)	290,684	3M US L + 1.35%	03/26/2029	283,269	(7,415)
Citibank, N.A.	DexKo Global Inc., TLB, 3M US L + 3.75	815,023	3M US L + 1.35%	10/04/2028	753,184	(61,839)
Citibank, N.A.	DG Investment Intermediate Holdings 2, Inc., 1M US L + 3.75	1,199,545	3M US L + 1.35%	03/31/2028	1,122,370	(77,175)
Citibank, N.A.	DIRECTV Financing LLC, 1M US L + 5.00	1,006,234	3M US L + 1.35%	08/02/2027	941,978	(64,256)
Citibank, N.A.	Diversitech Holdings, Inc., 3M US L + 3.75	51,429	3M US L + 1.35%	12/22/2028	48,343	(3,086)
Citibank, N.A.	Diversitech Holdings, Inc., 3M US L + 3.75	246,093	3M US L + 1.35%	12/22/2028	232,490	(13,603)
Citibank, N.A.	East West Manufacturing, LLC Delayed TL 1L, 1M SOFR + 5.75(b)	94,286	3M US L + 1.35%	12/22/2026	90,476	(3,810)
Citibank, N.A.	East West Manufacturing, LLC TLB 1L, 1M SOFR + 5.75(b)	644,973	3M US L + 1.35%	12/22/2026	618,914	(26,059)
See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        12

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

September 30, 2022

TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Appreciation
Citibank, N.A.	ELEMENT MATERIALS TECH GROUP US HDGS Delayed TL,	$55,449	3M US L + 1.35%	04/12/2029	$52,593	$(2,856)
Citibank, N.A.	ELEMENT MATERIALS TECH GROUP US HOLDINGS INC. TL,	120,139	3M US L + 1.35%	04/12/2029	113,951	(6,188)
Citibank, N.A.	Fertitta Entertainment, LLC TLB 1L, 1M SOFR + 4.00	345,222	3M US L + 1.35%	01/29/2029	322,041	(23,181)
Citibank, N.A.	Gainwell Acquisition Corp., 3M US L + 4.00	234,040	3M US L + 1.35%	10/01/2027	223,123	(10,917)
Citibank, N.A.	Garda World Security Corp., 3M US L + 4.25	593,428	3M US L + 1.35%	10/30/2026	559,173	(34,255)
Citibank, N.A.	Garda World Security Corporation TLB 1L, 3M SOFR + 4.25	495,000	3M US L + 1.35%	02/01/2029	467,083	(27,917)
Citibank, N.A.	Great Outdoors Group, LLC TLB 1L, 1M US L + 3.75	1,478,797	3M US L + 1.35%	03/06/2028	1,380,789	(98,008)
Citibank, N.A.	Help/Systems Holdings, Inc., 1M SOFR + 4.00	492,424	3M US L + 1.35%	11/19/2026	454,015	(38,409)
Citibank, N.A.	HUB International, Ltd., 3M US L + 3.25	197,244	3M US L + 1.35%	04/25/2025	191,575	(5,669)
Citibank, N.A.	Hunter Douglas Inc.TLB 1L, 3M SOFR +3.50	497,500	3M US L + 1.35%	02/25/2029	414,000	(83,500)
Citibank, N.A.	Ivanti Software, Inc., 3M US L + 4.25	661,675	3M US L + 1.35%	12/01/2027	519,957	(141,718)
Citibank, N.A.	Jadex, Inc., 1M US L + 4.75(b)	361,338	3M US L + 1.35%	02/11/2028	335,917	(25,421)
Citibank, N.A.	KKR Apple Bidco, LLC, 1M US L + 3.00	952,356	3M US L + 1.35%	09/22/2028	913,372	(38,984)
Citibank, N.A.	KNS Midco Corp., 3M US L + 6.25(b)	585,000	3M US L + 1.35%	04/16/2027	548,803	(36,197)
Citibank, N.A.	LBM Acquisition LLC, 3M US L + 3.75	639,263	3M US L + 1.35%	12/18/2027	561,854	(77,409)
Citibank, N.A.	Liftoff Mobile, Inc., 1M US L + 3.75(b)	493,224	3M US L + 1.35%	10/02/2028	329,380	(163,844)
Citibank, N.A.	LogMeIn, 1M US L + 4.75	691,459	3M US L + 1.35%	08/31/2027	482,782	(208,677)
Citibank, N.A.	LSCS Holdings, Inc., 3M US L + 4.50(b)	345,638	3M US L + 1.35%	12/16/2028	334,348	(11,290)
Citibank, N.A.	LSF9 ATLANTIS HOLDINGS, LLC, 3M SOFR + 7.25(b)	1,216,184	3M US L + 1.35%	03/29/2029	1,203,158	(13,026)
Citibank, N.A.	MA FinanceCo LLC, 3M US L + 4.25(b)	221,849	3M US L + 1.35%	06/05/2025	217,176	(4,673)
Citibank, N.A.	Madison IAQ LLC, 3M US L + 3.25	643,402	3M US L + 1.35%	06/21/2028	600,893	(42,509)
Citibank, N.A.	Magenta Buyer LLC, 1M US L + 4.75	802,618	3M US L + 1.35%	07/27/2028	729,994	(72,624)
Citibank, N.A.	McAfee Corp. TLB 1L, 1M SOFR + 3.75	916,165	3M US L + 1.35%	03/01/2029	842,338	(73,827)
Citibank, N.A.	McGraw-Hill Education, Inc., 1M US L + 4.75	935,330	3M US L + 1.35%	07/28/2028	873,627	(61,703)
Citibank, N.A.	Medline Industries, LP, Term Loan, 1M US L + 3.25	867,904	3M US L + 1.35%	10/21/2028	802,198	(65,706)
Citibank, N.A.	MH Sub I LLC, 1M US L + 3.75	245,498	3M US L + 1.35%	09/15/2024	234,085	(11,413)
Citibank, N.A.	Midwest Physician Administrative Services LLC, 3M US L + 3.25	726,382	3M US L + 1.35%	03/13/2028	668,319	(58,063)
Citibank, N.A.	Mitchell International, Inc., 3M US L + 3.75	658358	3M US L + 1.35%	10/15/2028	602,970	(55,388)

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        13

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

September 30, 2022

TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Appreciation
Citibank, N.A.	MJH Healthcare Holdings, LLC, TLB, 1M SOFR + 3.50(b)	165,419	3M US L + 1.35%	01/28/2029	156,920	(8,499)
Citibank, N.A.	Naked Juice LLC, 3M SOFR + 3.25	995,142	3M US L + 1.35%	01/24/2029	918,807	(76,335)
Citibank, N.A.	Olaplex, Inc TL 1L, 3M SOFR + 3.75(b)	352,481	3M US L + 1.35%	02/17/2029	348,032	(4,449)
Citibank, N.A.	Oldcastle Building Envelope Inc TLB 1L, 6M SOFR +4.50	482,500	3M US L + 1.35%	04/30/2029	460,625	(21,875)
Citibank, N.A.	Osmosis Buyer Limited Del T1 1L,	137,847	3M US L + 1.35%	07/31/2028	129,558	(8,289)
Citibank, N.A.	Osmosis Buyer Limited TLB 1L,	606,528	3M US L + 1.35%	07/31/2028	570,054	(36,474)
Citibank, N.A.	PetSmart LLC, 1M US L + 3.75	1,285,501	3M US L + 1.35%	02/11/2028	1,225,220	(60,281)
Citibank, N.A.	Pitney Bowes INC.TL, 1M US L + 4.00(b)	752,206	3M US L + 1.35%	03/17/2028	685,749	(66,457)
Citibank, N.A.	Plaze, Inc., 1M US L + 3.75(b)	788498	3M US L + 1.35%	8/3/2026	725,416	(63,080)
Citibank, N.A.	Pretium PKG Holdings, Inc., 3M US L + 4.00	277204	3M US L + 1.35%	10/2/2028	251,155	(26,049)
Citibank, N.A.	Primary Products Finance LLC, 3M SOFR+ 4.00	576056	3M US L + 1.35%	4/1/2029	563,901	(12,155)
Citibank, N.A.	Proofpoint, Inc., 3M US L + 3.25	707517	3M US L + 1.35%	8/31/2028	669,155	(38,362)
Citibank, N.A.	Quest Borrower Limited TL 1L, 3M SOFR + 4.25	990,000	3M US L + 1.35%	02/01/2029	745,000	(245,000)
Citibank, N.A.	Redstone Holdco 2 LP, 3M US L + 4.75	708200	3M US L + 1.35%	4/27/2028	530,532	(177,668)
Citibank, N.A.	Ring Container Technologies Group LLC, 1M US L + 3.75	387561	3M US L + 1.35%	8/12/2028	377,484	(10,077)
Citibank, N.A.	Rough Country, LLC 1L, 3M US L + 3.50(b)	1265441	3M US L + 1.35%	7/26/2028	1,196,194	(69,247)
Citibank, N.A.	Ryan Specialty Group LLC, 1M SOFR + 3.00(b)	196326	3M US L + 1.35%	9/1/2027	190,120	(6,206)
Citibank, N.A.	Scientific Games Holdings LP TLB 1L, 3M SOFR +3.50	454545	3M US L + 1.35%	4/4/2029	422,159	(32,386)
Citibank, N.A.	Seattle SpinCo, Inc., 1M SOFR + 4.00(b)	246263	3M US L + 1.35%	2/28/2027	244,397	(1,866)
Citibank, N.A.	SINCLAIR TELEVISION GROUP, INC. TLB4 1L, 1M SOFR + 3.75	338651	3M US L + 1.35%	4/13/2029	331,086	(7,565)
Citibank, N.A.	Sitel Worldwide Corp., 3M US L + 3.75	675463	3M US L + 1.35%	8/27/2028	659,235	(16,228)
Citibank, N.A.	Sovos Brands Intermediate, Inc., 1M US L + 3.50	351098	3M US L + 1.35%	6/8/2028	337,407	(13,691)
Citibank, N.A.	Specialty Building Products Holdings LLC, 1M US L + 3.75	497256	3M US L + 1.35%	10/5/2028	451,214	(46,042)
Citibank, N.A.	Redstone Holdco 2 LP, 3M US L + 4.75	708200	3M US L + 1.35%	4/27/2028	530,532	(177,668)
Citibank, N.A.	Ring Container Technologies Group LLC, 1M US L + 3.75	387561	3M US L + 1.35%	8/12/2028	377,484	(10,077)
Citibank, N.A.	Rough Country, LLC 1L, 3M US L + 3.50(b)	1265441	3M US L + 1.35%	7/26/2028	1,196,194	(69,247)
Citibank, N.A.	Ryan Specialty Group LLC, 1M SOFR + 3.00(b)	196326	3M US L + 1.35%	9/1/2027	190,120	(6,206)
Citibank, N.A.	Scientific Games Holdings LP TLB 1L, 3M SOFR +3.50	454545	3M US L + 1.35%	4/4/2029	422,159	(32,386)
Citibank, N.A.	Seattle SpinCo, Inc., 1M SOFR + 4.00(b)	246263	3M US L + 1.35%	2/28/2027	244,397	(1,866)

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        14

CIM Real Assets & Credit Fund	Consolidated Schedule of Investments

September 30, 2022
TOTAL RETURN SWAP CONTRACTS(a) (continued)

Counterparty	Reference Entity/Obligation	Notional Amount	Fund Pays	Termination Date	Value	Net Unrealized Depreciation
Citibank, N.A.	SINCLAIR TELEVISION GROUP, INC. TLB4 1L, 1M SOFR + 3.75	$338,651	3M US L + 1.35%	04/13/2029	$331,086	$(7,565)
Citibank, N.A.	Sitel Worldwide Corp., 3M US L + 3.75	675,463	3M US L + 1.35%	08/27/2028	659,235	(16,228)
Citibank, N.A.	Sovos Brands Intermediate, Inc. 1M US L + 3.50	351,098	3M US L + 1.35%	06/08/2028	337,407	(13,691)
Citibank, N.A.	Specialty Building Products Holdings LLC, 1M US L + 3.75	497,256	3M US L + 1.35%	10/05/2028	451,214	(46,042)
Citibank, N.A.	SRS Distribution Inc., 3M US L + 3.50	359,479	3M US L + 1.35%	06/02/2028	335,257	(24,222)
Citibank, N.A.	Sunshine Luxembourg VII S.a r.l., 3M US L + 3.75	961,275	3M US L + 1.35%	10/02/2026	894,972	(66,303)
Citibank, N.A.	Teneo Holdings LLC, 1M SOFR + 5.25	788,837	3M US L + 1.35%	07/12/2025	752,337	(36,500)
Citibank, N.A.	TGP Holdings III LLC, 1M US L + 3.25	318,971	3M US L + 1.35%	06/29/2028	255,318	(63,653)
Citibank, N.A.	TGP Holdings III LLC, 1M US L + 3.25	42,058	3M US L + 1.35%	06/29/2028	33,665	(8,393)
Citibank, N.A.	TricorBraun Holdings, Inc., 1M US L + 3.25	610,156	3M US L + 1.35%	03/03/2028	580,459	(29,697)
Citibank, N.A.	TruGreen LP, 1M US L + 4.00	157,633	3M US L + 1.35%	11/02/2027	148,953	(8,680)
Citibank, N.A.	Virtusa Corporation TL 1L, 1M SOFR + 3.75	295,515	3M US L + 1.35%	02/15/2029	280,590	(14,925)
Citibank, N.A.	Watlow Electric Manufacturing Co., 1M US L + 3.75	1,046,997	3M US L + 1.35%	03/02/2028	998,159	(48,838)
Citibank, N.A.	WW International, Inc., 1M US L + 3.50	1,171,997	3M US L + 1.35%	04/13/2028	832,133	(339,864)
Citibank, N.A.	Xperi Holding Corp., 1M US L + 3.50	932,813	3M US L + 1.35%	06/08/2028	908,353	(24,460)
Citibank, N.A.	Zelis Payments Buyer, Inc., 1M US L + 3.50	984,969	3M US L + 1.35%	09/30/2026	954,111	(30,858)
		$66,999,343			$61,596,526	$(5,402,817)
TOTAL		$69,679,651			$64,344,285	$(5,335,366)

(a)	The Fund's interest in the total return swap transactions are held through a wholly-owned subsidiary of the Fund, RACR-FS, LLC, a Delaware Limited Liability Company.

(b)	Security is classified as Level 3 in the Fund's fair value hierarchy (see Note 2).

 See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        15

CIM Real Assets & Credit Fund	Consolidated Statement of Assets and Liabilities

September 30, 2022

ASSETS
Unaffiliated Investments, at fair value (Cost $206,199,378)	$201,121,833
Affiliated investments, at fair value (Cost $64,436,420)	78,408,296
Cash collateral for total return swaps	20,589,768
Interest receivable	3,022,838
Cash	1,983,729
Receivable for shares sold	1,779,059
Prepaid expenses and other assets	1,155,569
Unrealized appreciation on total return swap contracts	67,451
Total Assets	308,128,543
LIABILITIES
Payable for investments purchased	25,071,495
Unrealized depreciation on total return swap contracts	5,402,817
Professional fees payable	609,884
Administration fees payable (Note 8)	484,418
Trustees' fees payable (Note 8)	270,685
Due to Adviser	252,023
Transfer agency fees payable (Note 8)	163,616
Custody fees payable	24,242
Distribution fees payable (Note 8)	5,857
Shareholder servicing fees payable (Note 8)	3,260
Accrued expenses and other liabilities	881,389
Total Liabilities	33,169,686
NET ASSETS	$274,958,857
NET ASSETS CONSIST OF
Paid-in capital	$267,861,999
Total distributable earnings	7,096,858
NET ASSETS	$274,958,857

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        16

CIM Real Assets & Credit Fund	Consolidated Statement of Assets and Liabilities

September 30, 2022

PRICING OF SHARES
Class A
Net assets	$6,255,635
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	239,584
Net asset value	$26.11
Maximum offering price per share (Maximum sales load of 5.75%)	$27.70
Class C
Net assets	$9,543,345
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	372,331
Net asset value(a)	$25.63
Maximum offering price per share	$25.63
Class I
Net assets	$258,576,245
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	9,848,041
Net asset value	$26.26
Maximum offering price per share	$26.26
Class L
Net assets	$583,632
Shares of beneficial interest outstanding (unlimited number of authorized shares, no par value common stock authorized)	22,504
Net asset value	$25.93
Maximum offering price per share (Maximum sales load of 4.25%)	$27.08

(a)	Subject to early-withdrawal charge. Redemption price varies based on length of time held (Note 2).

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        17

CIM Real Assets & Credit Fund	Consolidated Statement of Operations

For the Year Ended September 30, 2022

INVESTMENT INCOME
Interest income	$12,601,544
Dividend income from unaffiliated investments	94,175
Dividend income from affiliated investments	128,053
Total Investment Income	12,823,772

EXPENSES
Management fees (Note 8)	2,756,428
Shareholder servicing fees (Note 8)
Class A	8,098
Class C	19,472
Class L	957
Distribution fees (Note 8):
Class C	58,417
Class L	957
Networking fees
Class I	158,690
Professional fees	1,303,214
Administration fees (Note 8)	1,209,661
Trustees' fees (Note 8)	233,185
Interest expense (Note 7)	204,072
Printing fees	145,297
Transfer agency fees (Note 8)	140,713
State registration fees	83,752
Custody fees	69,698
Insurance fees	5,207
Other expenses	420,695
Total Expenses	6,818,513
Expenses reimbursed by Adviser (Note 8)	(2,519,264
Net Expenses	4,299,249
Net Investment Income	8,524,523
Net realized gain on investments	60,536
Net realized gain on total return swap contracts	8,175
Net change in unrealized depreciation on unaffiliated investments	(6,254,352
Net change in unrealized appreciation on affiliated investments	12,358,325
Net change in unrealized depreciation on total return swap contracts	(5,465,533
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	707,151
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,231,674

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        18

CIM Real Assets & Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
OPERATIONS
Net investment income	$8,524,523	$1,383,257
Net realized gain on investments and total return swap contracts	68,711	591,951
Net change in unrealized appreciation on unaffiliated investments, affiliated investments and total return swap contracts	638,440	2,815,961
Net Increase in Net Assets Resulting from Operations	9,231,674	4,791,169

DISTRIBUTIONS TO SHAREHOLDERS
Class A
From distributable earnings	(89,655)	(19,335)
From return of capital	(94,765)	(2,567)
Class C
From distributable earnings	(223,307)	(114,325)
From return of capital	(236,035)	(15,123)
Class I
From distributable earnings	(4,948,719)	(1,632,251)
From return of capital	(5,230,796)	(215,419)
Class L
From distributable earnings	(10,720)	(5,398)
From return of capital	(11,331)	(690)
Net Decrease in Net Assets from Distributions to Shareholders	(10,845,328)	(2,005,108)

BENEFICIAL INTEREST TRANSACTIONS
Class A
Shares sold	5,209,584	983,730
Distributions reinvested	89,513	8,506
Shares repurchased	(145,501)	–
Class C
Shares sold	6,025,825	5,163,048
Distributions reinvested	250,889	62,377
Shares repurchased, net of redemption fees (Note 2)	(2,572,168)	–
Class I
Shares sold	192,301,288	72,175,473
Distributions reinvested	3,093,698	690,753
Shares repurchased	(16,586,596)	(475,852)
Class L
Shares sold	479,875	–
Distributions reinvested	491	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	188,146,898	78,608,035

Net increase in net assets	186,533,244	81,394,096

NET ASSETS
Beginning of period	88,425,613	7,031,517
End of period	$274,958,857	$88,425,613

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        19

CIM Real Assets & Credit Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Other Information
BENEFICIAL INTEREST TRANSACTIONS, IN SHARES
Class A
Beginning shares	42,619	4,000
Shares sold	199,238	38,289
Distributions reinvested	3,440	330
Shares repurchased	(5,713)	–
Net increase in shares outstanding	196,965	38,619
Ending shares	239,584	42,619
Class C
Beginning shares	228,241	22,786
Shares sold	233,571	203,009
Distributions reinvested	9,737	2,446
Shares repurchased	(99,218)	–
Net increase in shares outstanding	144,090	205,455
Ending shares	372,331	228,241
Class I
Beginning shares	3,060,662	248,515
Shares sold	7,308,078	2,803,647
Distributions reinvested	118,042	26,871
Shares repurchased	(638,741)	(18,371)
Net increase in shares outstanding	6,787,379	2,812,147
Ending shares	9,848,041	3,060,662
Class L
Beginning shares	4,000	4,000
Shares sold	18,485	–
Distributions reinvested	19	–
Net increase in shares outstanding	18,504	–
Ending shares	22,504	4,000

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        20

CIM Real Assets & Credit Fund	Consolidated Statement of Cash Flows

For the Year Ended September 30, 2022

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$9,231,674
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(189,235,942)
Proceeds from sale of investments	16,208,043
Net proceeds from short-term investments	(5,936,839)
Net realized gain on investments	(60,536)
Net realized gain on total return swap contracts	(8,175)
Net change in unrealized depreciation on investments	6,254,352
Net change in unrealized appreciation on affiliated investments	(12,358,325)
Net change in unrealized depreciation on total return swap contracts	5,465,533
Accretion and amortization of discounts and premiums, net	(712,083)
(Increase)/Decrease in Assets:
Interest receivable	(2,565,891)
Receivable due from Adviser	4,161
Prepaid expenses and other assets	(1,116,916)
Increase/(Decrease) in Liabilities:
Due to Adviser	252,023
Professional fees payable	353,049
Administration fees payable	399,014
Transfer agency fees payable	145,504
Distribution fees payable	(820)
Shareholder servicing fees payable	625
Accrued expenses and other liabilities	739,228
Custody fees payable	17,271
Trustees' fees payable	186,055
Net cash used in operating activities	(172,738,995)

Cash Flows from Financing Activities:
Proceeds from shares sold	202,747,775
Payment on shares repurchased	(19,304,265)
Cash distributions paid	(7,410,737)
Net cash provided by financing activities	176,032,773

Net Change in Cash and Cash Equivalents	3,293,778

Cash and Cash Equivalents, beginning of period	$19,279,719
Cash and Cash Equivalents, end of period	$22,573,497

Non-cash financing activities herein consist of reinvestment of distributions of:	$3,434,591
Cash paid during the period for interest from bank borrowing:	$204,072

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$6,732,517
Cash collateral for total return swaps	$12,547,202
Total	$19,279,719
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$1,983,729
Cash collateral for total return swaps	$20,589,768
Total	$22,573,497
See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        21

CIM Real Assets & Credit Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$26.45	$25.16	$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	1.20	0.91	0.20
Net realized and unrealized gain	0.02	1.91	0.46
Total from investment operations	1.22	2.82	0.66

DISTRIBUTIONS
From net investment income	(0.78)	(0.99)	(0.50)
From net realized gain on investments	–	(0.36)	–
Return of capital	(0.78)	(0.18)	–
Total distributions	(1.56)	(1.53)	(0.50)

Net increase/(decrease) in net asset value	(0.34)	1.29	0.16
Net asset value, end of period	$26.11	$26.45	$25.16
TOTAL RETURN(b)	4.78%	11.60%	2.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$6,256	$1,127	$101

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.76%	9.94%	45.26%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.50%	1.74%(d)	1.00%(d)(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	4.60%	3.53%	1.94%(e)
Portfolio turnover rate	11%	122%	1%(f)

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized and do not reflect the impact of sales load. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.

(d)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.50%

(e)	Annualized.

(f)	Not annualized.

See Notes to Consolidated Financial Statements.

_____________________________________________________________________________________________

Annual Report | September 30, 2022        22

CIM Real Assets & Credit Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class C

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$26.16	$25.08	$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.90	0.70	0.22
Net realized and unrealized gain	0.11	1.90	0.36
Total from investment operations	1.01	2.60	0.58

DISTRIBUTIONS
From net investment income	(0.77)	(0.98)	(0.50)
From net realized gain on investments	–	(0.36)	–
Return of capital	(0.77)	(0.18)	–
Total distributions	(1.54	(1.52)	(0.50)

Net increase/(decrease) in net asset value	(0.53)	1.08	0.08
Net asset value, end of period	$25.63	$26.16	$25.08
TOTAL RETURN(b)	4.05%	10.73%	2.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$9,543	$5,972	$572

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.57%	11.49%	44.33%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	3.25%	2.48%(d)	1.75%(d)(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	3.50%	2.73%	2.20%(e)
Portfolio turnover rate	11%	122%	1%(f)

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.

(d)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 3.25%.

(e)	Annualized.

(f)	Not annualized.

See Notes to Consolidated Financial Statements.

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Annual Report | September 30, 2022        23

CIM Real Assets & Credit Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class I

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$26.54	$25.18	$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	1.21	0.99	0.23
Net realized and unrealized gain	0.08	1.90	0.45
Total from investment operations	1.29	2.89	0.68

DISTRIBUTIONS
From net investment income	(0.78)	(0.99)	(0.50)
From net realized gain on investments	–	(0.36)	–
Return of capital	(0.79)	(0.18)	–
Total distributions	(1.57)	(1.53)	(0.50)

Net increase/(decrease) in net asset value	(0.28)	1.36	0.18
Net asset value, end of period	$26.26	$26.54	$25.18
TOTAL RETURN(b)	5.04%	11.88%	2.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$258,576	$81,221	$6,259

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.60%	9.98%	44.53%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.25%	1.48%(d)	0.75%(d)(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	4.60%	3.86%	2.29%(e)
Portfolio turnover rate	11%	122%	1%(f)

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.

(d)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.25%.

(e)	Annualized.

(f)	Not annualized.

 See Notes to Consolidated Financial Statements.

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Annual Report | September 30, 2022        24

CIM Real Assets & Credit Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class L

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Period May 5, 2020 (Commencement of Operations) to September 30, 2020
Net asset value, beginning of period	$26.35	$25.13	$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	1.06	0.95	0.17
Net realized and unrealized gain	0.08	1.79	0.46
Total from investment operations	1.14	2.74	0.63

DISTRIBUTIONS
From net investment income	(0.78)	(0.98)	(0.50)
From net realized gain on investments	–	(0.36)	–
Return of capital	(0.78)	(0.18)	–
Total distributions	(1.56)	(1.52)	(0.50)

Net increase/(decrease) in net asset value	(0.42)	1.22	0.13
Net asset value, end of period	$25.93	$26.35	$25.13
TOTAL RETURN(b)	4.51%	11.31%	2.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000s)	$584	$105	$101

Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.08%	17.63%	45.51%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.75%	1.59%(d)	1.25%(d)(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements	4.10%	3.73%	1.68%(e)
Portfolio turnover rate	11%	122%	1%(f)

(a)	Calculated using the average shares method.

(b)	Total returns have not been annualized and not reflect the impact of sales load. Total returns would have been lower had certain expenses not been waived or reimbursed during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c)	These ratios to average net assets have been annualized except for the non-recurring offering and organizational expenses which have not been annualized.

(d)	The Adviser waived the management fees from commencement of operations May 5, 2020 to June 30, 2021. Without this waiver the net expense ratio would have been 2.75%

(e)	Annualized.

(f)	Not annualized.

 See Notes to Consolidated Financial Statements.

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Annual Report | September 30, 2022        25

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022

NOTE 1 — Organization and Registration
_____________________________________________________________________________________________

CIM Real Assets & Credit Fund (the “Fund”), a Delaware statutory trust, is a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value (“NAV”). The Fund’s investment objective is to generate current income through cash distributions and preserve shareholders’ capital across various market cycles, with a secondary objective of capital appreciation.

The Fund’s investment adviser is CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”) that is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is primarily responsible for determining the amount of the Fund’s total assets that are allocated to each of the Fund’s sub-advisers, and will review such allocation percentage on an ongoing basis and adjust the allocation percentage as necessary to best achieve the Fund’s investment objective.

The Adviser has engaged CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The CIM Sub-Adviser is an indirectly wholly-owned subsidiary of CIM Group, LLC and is an affiliate of the Adviser. The CIM Sub-Adviser is responsible for identifying and sourcing investment opportunities with respect to real assets held by the Fund. The Fund defines “real assets” as assets issued by United States issuers where the underlying interests are investments in real estate or infrastructure in the United States (“Real Assets”).The Fund’s investments in Real Assets will consist of (1) direct real estate that may be held through one or more wholly-owned real estate investment trust (“REIT”) subsidiaries (each, a “REIT Subsidiary”), (2) publicly traded REITs and private REITs, (3) real estate mortgages, (4) commercial mortgage-backed securities (“CMBS”) and (5) infrastructure assets that may be held through a REIT Subsidiary. The Fund’s investments in Real Assets will generally consist of real assets in densely populated qualified communities throughout the United States. In addition, the Fund may also invest up to 10% of its assets in real assets located in foreign countries (including real estate debt or mortgages backed by real estate in foreign countries) and in credit and credit-related investments of foreign issuers or that have foreign exposure. The Fund’s foreign investments may be located in Canada, and in countries in Western Europe, Latin America or South America.

The Adviser has also engaged OFS Capital Management, LLC, a Delaware limited liability company (the “OFS Sub-Adviser”, and, together with the CIM Sub-Adviser, the “Sub-Advisers”) that is registered as an investment adviser with the SEC under the Advisers Act, to act as an investment sub-adviser to the Fund. The OFS Sub-Adviser is a wholly-owned subsidiary of Orchard First Source Asset Management, LLC, and is an affiliate of the Adviser. The OFS Sub-Adviser is responsible for identifying and sourcing credit and credit-related investment opportunities (“Credit and Credit-Related Investments”) as well as investments in CMBS. The Fund intends for its Credit and Credit-Related Investments to consist of (1) investments in floating and fixed rate loans; (2) broadly syndicated senior secured corporate loans; (3) investments in the debt and equity tranches of collateralized loan obligations (“CLOs”) and CLO warehouses; and (4) opportunistic credit investments, by which the Fund means stressed and distressed credit situations, restructurings and non-performing loans.

The Fund was organized as a statutory trust on February 4, 2019 under the laws of the State of Delaware. The Fund had no operations from that date through May 4, 2020 other than those relating to organizational matters and the registration of its shares under applicable securities laws. During this period, the Adviser purchased 4,000 of Class I Common Shares of beneficial interest (the “Class I Shares”), at an aggregate purchase price of $100,000, at a price of $25.00 per share.

On May 5, 2020, the Fund commenced a continuous public offering of Class I Shares, Class A Shares, Class C Shares and Class L Shares. The Fund has received exemptive relief from the SEC to permit the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal charges.1 Additionally, on May 5, 2020, an affiliate of the Adviser purchased 188,000 Class I Shares at a price of $25.00 per share, 4,000 Class A Common Shares (the “Class A Shares”) at a price of $25.00 per share, 4,000 Class C Common Shares (the “Class C Shares”) at a price of $25.00 per share, and 4,000 Class L Common Shares (the “Class L Shares”) at a price of $25.00 per share. On January 28, 2021, an affiliate of the Adviser purchased 156,067 Class I Shares. The Adviser and its affiliates own shares in the Fund representing 3.3% and 3.1% of the NAV as of September 30, 2022 and November 4, 2022, respectively.

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Annual Report | September 30, 2022        26

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022

Class C Shares and Class I Shares are offered on a continuous basis at NAV. Class C Shares are subject to a 1.00% early withdrawal charge. Class A Shares are offered at NAV plus a maximum sales load of 5.75% of the offering price. Class L Shares are offered at NAV plus a maximum sales load of 4.25% of the offering price. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans, and other matters that exclusively affect such class, and separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. Class specific expenses, where applicable, include distribution fee, shareholder servicing fees and networking fees.

[1]	(CIM Real Assets & Credit Fund, et al. (File No. 812-15001, Release No. IC-33659 (Oct. 22, 2019) (order), Release No. IC-33630 (Sep. 23, 2019) (notice))

NOTE 2 — Significant Accounting Policies
_____________________________________________________________________________________________

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946 - Investment Companies. The consolidated financial statements include the accounts of the Fund and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates
The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Portfolio Valuation
The Fund determines the NAV per each class of Common Shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session (normally, 4:00 pm eastern time). The Fund calculates NAV per Common Share on a class-specific basis, by dividing the total value of the Fund’s assets attributable to the applicable class by the total number of Common Shares of such class outstanding. The Fund’s assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.

Rule 2a-5 (“Rule 2a-5”) under the 1940 Act became effective in September 2022. Among other things, Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Fund complied with the mandatory provisions of Rule 2a-5 by the September 2022 compliance date, and, pursuant to Rule 2a-5, the Board of Trustees (the “Board”) has designated the Adviser as the “valuation designee.”

In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, and consistent with the Fund’s valuation policy and procedures, portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund, in accordance with Rule 2a-5, has adopted policies and procedures for determining the fair value of such securities and other assets.

Fair Value Measurements
In accordance with ASC Topic 820 – Fair Value Measurements and Disclosures, a three-tier fair value hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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Annual Report | September 30, 2022        27

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022

Various inputs are used in determining the fair value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date. An active market is defined as a market in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –	Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active (markets with few transactions), inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves etc.), and inputs that are derived principally from or corroborated by observable market data correlation or other means (market corroborated inputs).

Level 3 –	Unobservable inputs, which are only used to the extent that observable inputs are not available, reflect the Fund’s assumptions about the pricing of an asset or liability.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2022:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$–	$51,991,403	$51,991,403
Collateralized Loan Obligations - Equity	–	–	22,816,896	22,816,896
Collateralized Loan Obligations - Debt	–	58,203,605	–	58,203,605
Commercial Mortgage-Backed Securities	–	20,494,911	3,773,335	24,268,246
Direct Real Estate	–	–	75,602,716	75,602,716
Real Estate-Related Securities	–	–	23,878,402	23,878,402
Equity Interests (including publicly-traded common stock)	2,481,518	–	4,742,838	7,224,356
Warrants	–	–	13,917	13,917
CLO Warehouse Facilities(1)	–	–	9,593,750	9,593,750
Short Term Investments	5,936,838	–	–	5,936,838
Total	$8,418,356	$78,698,516	$192,413,257	$279,530,129
Other Financial Instruments
Assets
Total Return Swap Contracts	$–	$25,786	$41,665	$67,451
Liabilities
Total Return Swap Contracts	$–	$(4,634,780)	$(768,037)	$(5,402,817)
Total	$–	$(4,608,994)	$(726,372)	$(5,335,366)

(1)	Asset was held at cost as of September 30, 2022.

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Annual Report | September 30, 2022        28

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2021	Accrued Discount/premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/Depreciation	Purchases	Sales Proceeds	Transfer to Level 3	Transfer Out of Level 3	Balance as of September 30, 2022	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2022[2]
Bank Loans	$6,695,955	$79,398	$9,044	$(751,256)	$46,889,076	$(930,814)	$–	$–	$51,991,403	$(1,390,057)
Collateralized Loan Obligations - Equity	–	705,549	–	(350,298)	14,826,134	̶	7,635,511	–	22,816,896	(1,245,424
Commercial Mortgage-Backed Securities	4,629,027	55,338	(1,521)	(1,521,382)	618,412	(6,539)	–	–	3,773,335	(1,521,382
Direct Real Estate	16,495,100	–	–	15,741,926	43,365,690	–	–	–	75,602,716	15,741,926
CLO Warehouse Facilities(1)	2,500,000	–	–	–	9,593,750	(2,500,000)	–	–	9,593,750	–
Equity Interests	–	–	–	402,193	4,340,645	–	–	–	4,742,838	402,193
Real Estate-Related Securities	14,618,750	74,803	–	(129,648)	9,314,498	–	–	–	23,878,402	(105,438
Warrants	107,000	–	–	(93,083)	–	–	–	–	13,917	(93,083
	$45,045,832	$915,088	$7,523	$13,298,452	$128,948,205	$(3,437,353)	$7,635,511	$–	$192,413,257	$11,788,735

(1)	Assets were held at cost

(2)	Included in the Statements of Operations
The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2022:

				Range
Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average
Direct Real Estate	$75,602,716	Income Approach	Discount Rate	6.00%	7.00%	6.32%
			Terminal Capitalization Rate	4.50%	5.50%	4.98%
Real Estate Related Securities	23,878,402	Discounted Cash Flows	Discount Rate	1.80%	10.42%	5.0%
Commercial Mortgage Backed Securities	3,773,335	Discounted Cash Flows	Discount Rate	9.77%	15.31%	10.99%
Collateralized Loan Obligations - Equity	22,816,896	Discounted Cash Flows	Discount Rate	15.00%	31.00%	19.47%
Bank Loans	33,713,555	Discounted Cash Flows	Discount Rate	10.24%	15.47%	11.75%
Bank Loans	18,277,848	Third Party Pricing Service	Broker Quote	̶	̶	̶
CLO Warehouse Facilities(1)	9,593,750	Market Approach	Transaction Price	̶	̶	̶
Equity Interests	4,742,838	Multiple Analysis	EBITDA Multiple	1.90x	9.81x	6.88x
		Market Approach	Transaction Price	843.16	1,051.17	947.16
Warrants	13,917	Black-Scholes	Volatility	6.46%	18.39%	12.42%
Total	$192,413,257

(1)	Assets were held at cost as of September 30, 2022.

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Annual Report | September 30, 2022        29

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022

The following is a reconciliation for the year ended September 30, 2022 of the total return swap contracts for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Return Swap Contracts	Total
Balance as of September 30, 2021	$52,304	$52,304
Change in Unrealized Appreciation/Depreciation	(473,138)	(473,138)
Purchased Unrealized Appreciation/Depreciation	(209,023)	(209,023)
Sold Unrealized Appreciation/Depreciation	(13,008)	(13,008)
Transfers In of Unrealized Appreciation/Depreciation	(46,862)	(46,862)
Transfers Out of Unrealized Appreciation/Depreciation	(36,288)	(36,288)
Balance as of September 30, 2022	$(726,015)	$(726,015)
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2022	$(729,023)	$(729,023)

Cash
The Fund places its cash with two banking institutions, which are insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout year ended September 30, 2022, the amount on deposit exceeded the FDIC limit and subjected the Fund to credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Commitments and Contingencies
In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of representations and warranties and indemnification provisions and may engage from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of material loss to be remote.

Income Tax
For U.S. federal income tax purposes, the Fund has elected to qualify as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by distributing substantially all of its investment company taxable net income and realized gains, not offset by capital loss carryforwards, if any, to its shareholders. The Fund intends to file U.S. federal, state, and local tax returns as required.

On March 30, 2022, the Fund formed a REIT subsidiary (the “REIT Subsidiary”) to hold two of the Fund’s existing real estate investments. The REIT Subsidiary intends to qualify and elect to be taxed as a real estate investment trust (“REIT”) for federal income tax purposes under Sections 856 through 860 of the Code, commencing with its taxable year ending December 31, 2022. If the REIT Subsidiary qualifies for taxation as a REIT, the REIT Subsidiary will generally not be subject to federal corporate income tax to the extent it distributes its taxable income to its stockholders, and so long as it, among other things, distributes at least 90% of its annual taxable income (computed without regard to the dividends paid deduction and excluding net capital gains). REITs are subject to a number of other organizational and operational requirements. Even if the REIT Subsidiary qualifies for taxation as a REIT, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. The financial statements contained herein include the accounts of the Fund and the REIT Subsidiary.

Investment Transactions and Investment Income
Investment security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Gains and losses on securities sold are determined by use of the specific identification method. To

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Annual Report | September 30, 2022        30

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022

the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event. Dividend income for public securities is recorded on the ex-dividend date. Dividend income received from the Fund’s direct real estate investments is recorded when distributions are declared by vehicles into which the Fund has invested. During the year ended September 30, 2022, the Fund did not receive any dividend income related to its direct real estate investments.

Distributions to Shareholders
The Fund intends to distribute substantially all of its net investment income to shareholders in the form of dividends. The Fund has and expects to continue to declare dividends quarterly and pay them out to shareholders monthly. Distributions from net realized capital gains, if any, are expected to be declared and paid annually and are recorded on the applicable ex-dividend date. The character of income and gains to be distributed is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Early Withdrawal Charge
Selling brokers, or other financial intermediaries that have entered into selling agreements with the ALPS Distributors, Inc. (the “Distributor”), may receive a commission of up to 1.0% of the purchase price of Class C Shares. Class C Shares will be subject to an early withdrawal charge of 1.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Class C Shares for repurchase such that they will have been held less than 365 days after purchase, as of the time of repurchase. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder bankruptcy. The early withdrawal charge may also be waived in connection with a number of additional circumstances, including repurchases representing returns of excess contributions to employer-sponsored benefit plans. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. For any waiver request, notification must be made in conjunction with the repurchase request. If no such notification is received, the Fund reserves the right to reject the request for a waiver. As of September 30, 2022 the Fund had withdrawal charges in the amount of $21,612

Offering Costs
Offering costs incurred by the Fund of $1,370,241 were treated as deferred charges until operations commenced and were amortized over a 12-month period using the straight-line method. All offering costs incurred by the Fund and paid for or absorbed by the Adviser pursuant to the Expense Limitation Agreement (defined below) are subject to reimbursement to the Adviser, subject to the conditions set forth in the Expense Limitation Agreement, as described in Note 8 — Investment Advisory, Related Parties and Other Agreements.

NOTE 3 — Derivative Transactions
_____________________________________________________________________________________________

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as total return swaps and forward foreign currency contracts. In doing so, the Fund and RACR-FS, LLC (its “Swap Subsidiary”) will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure only on certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is

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Annual Report | September 30, 2022        31

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022

attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

In addition, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”) in October 2020. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require the Fund to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Fund to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions.

Total Return Swap Contract – The Swap Subsidiary has entered into a total return swap referencing a portfolio of bank loans with Citibank, N.A. (“Citi”) as the counterparty. The total return swap allows the Fund to indirectly obtain exposure to a portfolio of bank loans (each a “reference asset”) without owning or taking physical custody of such bank loans. Under the total return swap, Citi has contractually committed to make payments based on the total return (income plus realized appreciation) of each reference asset in exchange for a periodic payment from the Swap Subsidiary based on a floating interest rate and any realized depreciation of each Reference Asset. Additionally, the Swap Subsidiary posts collateral to cover its potential contractual obligations to Citi under the total return swap. The total return swap is marked-to-market daily consistent with the Fund’s Valuation Policy and changes in value are recorded by the Fund as unrealized gain or loss in the consolidated financial statements. If a reference asset is removed from the total return swap, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the price of such reference asset from the date it was added to the total return swap and the price of the reference asset at the time it was removed from the total return swap. As of September 30, 2022, the total return swap had unrealized depreciation of ($5,335,366).

The total return swap effectively adds leverage to the Fund’s portfolio because, in addition to the Fund’s total net assets, the Fund would be subject to investment exposure on the amount of bank loans subject to the total return swap. The total return swap is also subject to the risk that a counterparty will default on its payment obligations thereunder or that the Fund will not be able to meet its obligations to the counterparty. In addition, because the total return swap is a form of synthetic leverage, such arrangement is subject to risks similar to those associated with the use of leverage.

Fair values of total return swap contracts on the Consolidated Statement of Assets and Liabilities as of September 30, 2022, categorized by risk exposure:

Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Market and Credit Risk (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$67,451	Unrealized depreciation on total return swap contracts	$(5,402,817)
Total		$67,451		$(5,402,817)

For the year ended September 30, 2022, the average monthly notional value of total return swap contracts was $61,726,236.

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Annual Report | September 30, 2022        32

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022

The effect of total return swap contracts on the Consolidated Statement of Operations for the year ended September 30, 2022:

Risk Exposure	Consolidated Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Market and Credit Risk (Total Return Swap Contracts)	Net realized gain/(loss) on total return swaps / Net change in appreciation/(depreciation) on total return swaps	$8,175	$(5,465,533)
Total		$8,175	$(5,465,533)

In the normal course of business, the Fund uses certain types of derivative instruments for the purpose of managing or hedging its interest rate risk. As of September 30, 2022, the Fund had two non-designated interest rate cap agreements in connection with two direct real estate investments with a fair value asset of $1,061,431.

NOTE 4 — Direct Real Estate Investments
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During the year ended September 30, 2022, the Fund held an 11.0% membership interest in a joint venture (the “Dallas Joint Venture”) with affiliates and an unrelated third party (“Unrelated Third Party Joint Venture Partner”). Development of the property was completed during the year ended September 30, 2022. As of September 30, 2022, the Fund’s amortized cost basis in the property was $13,655,116, net of the Fund’s share of an affiliated mortgage note with a fair value from the Unrelated Third Party Joint Venture Partner of $11,129,898 and the value of the Fund’s investment in the Dallas Joint Venture was $23,315,871. An unrealized gain of $8,546,933 was recognized in the statement of operations during the year ended September 30, 2022.

During the year ended September 30, 2022, the Fund held an 8.0% membership interest in a joint venture (the “Washington Joint Venture”) with an affiliate. As of September 30, 2022, the Fund’s amortized cost basis in the property was $5,100,161, net of the Fund’s share of an affiliated mortgage note with a fair value of $5,228,088 and the value of the Fund’s investment in the Washington Joint Venture was $6,218,493. An unrealized gain of $959,527 was recognized in the statement of operations during the year ended September 30, 2022.

During the year ended September 30, 2022, the Fund invested $15,000,000, inclusive of an unfunded commitment of $1,049,940 as of September 30, 2022, for an effective 17.91% membership interest in a joint venture (the “Del Mar Venture”) with affiliates. The Del Mar Joint Venture acquired a multi-family residential property in Phoenix, Arizona. As of September 30, 2022, the value of Fund’s investment in the Del Mar Joint Venture was $18,321,612, net of the Fund’s share of a mortgage note with a fair value of $32,856,741, which resulted in an unrealized gain of $3,321,612 being recognized in the statement of operations during the year ended September 30, 2022.

The following table summarizes our direct wholly owned real estate acquisition activity during the year ended September 30, 2022:

Property Name	Property Type	Property Location	Acquisition Date	Cost Basis	Fair Value	Unrealized Gain/(Loss)
Sora	Multi-Family	Los Angeles	December 2021	$13,421,688	$16,275,923	$2,854,235
4901 W Jefferson Blvd	Office	Los Angeles	June 2022	3,258,174	3,096,386	(161,788)
4707 W Jefferson Blvd	Office	Los Angeles	July 2022	3,245,582	3,284,033	38,451
3816-3822 W Jefferson Blvd	Office	Los Angeles	August 2022	4,907,443	5,090,398	182,955

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Annual Report | September 30, 2022        33

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022
NOTE 5 — Investment Transactions
_____________________________________________________________________________________________

Investment transactions for the year ended September 30, 2022 were as follows:

Purchases of Investments	Proceeds from Sales of Investments
$210,421,904	$16,255,936

NOTE 6 — Affiliated Transactions1
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Other than as indicated below, the following investments represent co-investments, completed under an order for exemptive relief granted by the SEC, that are advised by the CIM Sub-Adviser during the year ended September 30, 2022 and the related positions as of September 30, 2022:

Security Name	Ownership %	Market Value as of October 1, 2021	Purchases	Sales	Market Value as of September 30, 2022	Share Balance as of September 30, 2022	Dividends	Change in Unrealized Gain (Loss)
Creative Media & Community Trust Corp.(2)	2%	$2,511,622	$817,198	$–	$2,481,518	388,344	$128,053	$(847,302)
Del Mar Terrace - Phoenix, AZ	18%	–	15,000,000	–	18,321,612	N/A	–	3,321,612
EPIC Dallas	11%	11,371,495	3,397,443	–	23,315,871	N/A	–	8,546,933
Society Las Olas – 301 SW 1st Avenue Holdings LLC	7%	4,867,648	364,336	–	5,168,154	N/A	–	(63,830)
Society Las Olas - PMG-Greybook Riverfront I LLC	7%	9,751,102	490,161	–	10,250,248	N/A	–	8,985
Vale at the Parks - DC	8%	5,123,605	135,361	–	6,218,493	N/A	–	959,527
IENTC 1, LLC	21%	–	3,760,000	–	4,192,400	N/A	–	432,400
IENTC 2, LLC	24%	–	1,645,000	–	1,645,000	N/A	–	–
IENTC 2, LLC DDTL B-1	24%	–	6,815,000	–	6,815,000	N/A	–	–

		$33,625,472	$32,424,499	$–	$78,408,296	388,344	$128,053	$12,358,325

(1)	The transactions described herein do not include co-investments completed under the Order that are advised by the OFS Sub-Adviser or the “Mass Mutual” no action letters. See “--Consolidated Schedule of Investments” and related disclosure for a list of such transactions.

(2)	This is not a co-investment transaction. Rather, this is a publicly traded REIT that is externally managed by an affiliate of the Adviser.

NOTE 7 — Line of Credit
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As of September 30, 2022, the Fund has an unsecured credit facility with a bank in place under which the Fund can borrow up to $40 million, subject to a borrowing base calculation. Subject to the satisfaction of certain conditions and the borrowing base calculation, the Fund can increase the amount that it may borrow under the unsecured credit facility to $100 million. Outstanding advances under the unsecured credit facility bear interest at the rate of SOFR

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Annual Report | September 30, 2022        34

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022

plus 4.00%. The Fund also pays a quarterly facility fee of 0.125% of the commitment under the unsecured credit facility. The unsecured credit facility contains certain customary covenants, including a maximum debt to asset value ratio covenant and a minimum liquidity requirement. The unsecured credit facility matures in December 2026, provided that the Fund may elect to extend the maturity date for two periods of 12 months each, in each instance upon satisfaction of certain conditions. As of September 30, 2022, no amount was outstanding under the unsecured credit facility.

In addition to any indebtedness incurred by the Fund, the Fund may also utilize leverage by mortgaging properties held by the Fund (or any subsidiary), or by acquiring property with existing debt. Any such leverage relating to properties that are wholly owned or that are held in the REIT Subsidiary by the Fund will be consolidated with any leverage incurred directly by the Fund and subject to the 1940 Act’s limitations on leverage, which allows for borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets. As of September 30, 2022, a subsidiary of the Fund has a mortgage with an outstanding balance of $40.8 million with a fair value of $41.4 million in connection with the acquisition of a real property. Subject to the satisfaction of certain conditions, additional advances can be made under the mortgage, up to an aggregate amount of $41.7 million. The mortgage has an interest rate of SOFR plus 2.95% and matures in January 2024, provided that, subject to the satisfaction of certain conditions, there is an option to extend the term for three additional 12-month periods. In addition, as of September 30, 2022, the Fund had three co-investments in real properties that had mortgage notes outstanding. As of September 30, 2022, the Fund’s share of the mortgage notes outstanding related to these three co-investments had a carrying value of $50.1 million with a fair value of $49.2 million.

NOTE 8 — Investment Advisory, Related Parties and Other Agreements
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Investment Advisory and Sub-Advisory Agreements
The Adviser serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund (the “Investment Advisory Agreement”).

Pursuant to the Investment Advisory Agreement and in consideration of the advisory services to be provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components - the Management Fee and the Incentive Fee (each as defined below). In addition, the Fund reimburses the Adviser (in its capacity as Co-Administrator) for certain administrative services that the Adviser provides pursuant to an Administration Agreement between the Fund and the Adviser (the “Administration Agreement”). Pursuant to the Investment Sub-Advisory Agreement that the Adviser has entered into with the CIM Sub-Adviser (the “CIM Investment Sub-Advisory Agreement”), the Adviser pays the CIM Sub-Adviser a portion of the quarterly management and incentive fees payable to the Adviser attributable to all investments in Real Assets identified and sourced by the CIM Sub-Adviser. Pursuant to the Investment Sub-Advisory Agreement that the Adviser has entered into with the OFS Sub-Adviser (the “OFS Investment Sub-Advisory Agreement”), the Adviser pays the OFS Sub-Adviser a portion of the quarterly management and incentive fees payable to the Adviser attributable to all Credit and Credit-Related Investments and CMBS identified and sourced by the Sub-Adviser. The Adviser pays the Sub-Advisers a quarterly fee equal to 50% of the management and incentive fees payable to the Adviser (the “Quarterly Sub-Adviser Fee”). The Quarterly Sub-Adviser Fee is allocated between CIM Sub-Adviser and OFS Sub-Adviser based on the proportionate share of shareholders’ equity that is invested in Real Assets and Credit and Credit-Related Investments, respectively. The Sub-Advisers’ fees are paid by the Adviser out of the fee the Adviser receives from the Fund, and do not otherwise impact the Fund’s expenses.

Since the end of March 2022, CIM Capital IC Management, LLC has also served as the REIT Subsidiary’s investment adviser (in such capacity, the “REIT Subsidiary Adviser”) pursuant to an investment advisory agreement (the “REIT Subsidiary Advisory Agreement”) with the REIT Subsidiary. Pursuant to the REIT Subsidiary Agreement and in consideration of the advisory services to be provided by the REIT Subsidiary Adviser to the REIT Subsidiary, the REIT Subsidiary Adviser is entitled to the management fee as described below. In addition, the REIT Subsidiary reimburses the REIT Subsidiary Adviser (in its capacity as the administrator) for certain administrative services that the REIT Subsidiary Adviser provides pursuant to an administration agreement with the REIT Subsidiary. Pursuant to an investment sub-advisory agreement that CIM Capital SA Management, LLC (in such capacity, the “REIT Subsidiary Sub-Adviser”) has entered into with the REIT Subsidiary Adviser, the REIT Subsidiary Adviser pays REIT Subsidiary Sub-Adviser 50% of the management fee payable to the REIT Subsidiary Adviser.

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Annual Report | September 30, 2022        35

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022

Management Fees
The management fee payable to the Adviser is calculated at an annual rate of 1.50% of the daily value of the Fund’s net assets and is payable quarterly in arrears (the “Management Fee”). For the year ended September 30, 2022, the Fund incurred a Management Fee of $2,604,140. The management fee payable to the REIT Subsidiary Adviser is calculated at an annual rate of 1.50% of the daily value of the REIT Subsidiary’s net assets. For the year ended September 30, 2022, the REIT Subsidiary incurred an advisory fee of $152,288. Management Fees payable by the Fund will be offset by any advisory fees paid by the REIT Subsidiary.

Incentive Fee
The Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of its “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 1.50% of the NAV (the “Hurdle Rate”) and a catch-up feature. Incentive fees payable to our Adviser will be offset by any incentive fees payable by the REIT Subsidiary. Pre-Incentive Fee Net Investment Income includes accrued income that the Fund has not yet received in cash. No incentive fee is payable to the Adviser on realized capital gains. The incentive fee is paid to the Adviser as follows:

●	No Incentive Fee is payable in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate of 1.50%;

●	100% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than or equal to 1.875% in any calendar quarter is payable to the Adviser. This portion of the Fund’s Pre-Incentive Fee Net Investment Income which exceeds the Hurdle Rate but is less than or equal to 1.875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 1.875% of our NAV in any calendar quarter; and

●	20% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.875% in any calendar quarter is payable to the Adviser once the Hurdle Rate is reached and the catch-up is achieved (20% of all the Fund’s Pre-Incentive Fee Net Investment Income thereafter is allocated to the Adviser).

For the year ended September 30, 2022, there was no incentive fee incurred.

Expense Limitation Agreement
The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding the incentive fee, the management fee, the service fee, fees and expenses associated with property management, development management and leasing brokerage services for real properties owned by the REIT Subsidiary, the distribution fee, dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the fund), brokerage commissions, acquired fund fees and expenses, taxes and extraordinary expenses), to the extent that they exceed 0.75% per annum of the Fund’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date which they were incurred; (2) the reimbursement may not be made if it would cause the expense limitation then in effect or in effect at the time the expenses were waived or absorbed to be exceeded; and (3) the reimbursement is approved by the Fund’s Board. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, upon 60 days’ written notice to the Adviser. The Expense Limitation Agreement may not be terminated by the Adviser without the consent of the Board. The Expense Limitation Agreement shall continue in effect until April 28, 2023, and shall thereafter continue in effect for successive twelve-month periods with the approval of at least annually of a majority of the Trustees of the Company.

For the year ended September 30, 2022, the Adviser waived fees and reimbursed expenses of $2,519,264.

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Annual Report | September 30, 2022        36

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022

As of September 30, 2022, the following amounts were available for recoupment by the Adviser based upon their potential expiration dates:

Period Waived				Maximum
From	To		Amount	Expiration Date
	5/4/2020	(1)	$440,015	5/4/2023
5/5/2020	9/30/2020		$1,305,720	9/30/2023
10/1/2020	9/30/2021		$2,851,947	9/30/2024
10/1/2021	9/30/2022		$2,519,264	9/30/2025

(1)	The Fund commenced operations on May 5, 2020. Amount reflects remaining repayment related to reimbursement of organization and offering expenses incurred as of May 4, 2020.

Fund Administration and Accounting Fees and Expenses
ALPS Fund Services, Inc. (“AFS”), serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the Fund’s NAV per class of Common Shares, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund.

Distribution and Shareholder Servicing Fees and Expenses
The Fund has entered into a distribution agreement with the Distributor, an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a distribution and shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund (the “Distribution and Shareholder Servicing Plan”). Under the Distribution and Shareholder Servicing Plan, the Fund pays the Distributor (i) a distribution fee that is calculated monthly and accrued daily at an annualized rate of 0.75% and 0.25% of the average daily net assets of the Fund attributable to Class C Shares and Class L Shares, respectively, and (ii) a Servicing Fee that is paid monthly and that will accrue at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to the Class C Shares, Class A Shares and Class L Shares, respectively. For the year ended September 30, 2022, Class C Shares, Class A Shares and Class L Shares incurred shareholder servicing fees of $19,472, $8,098, and $957, respectively. For the year ended September 30, 2022, Class C Shares and Class L Shares incurred distribution fees of $58,417 and $957, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended September 30, 2022, no fees were retained by the Distributor.

Transfer Agency Fees and Expenses
DST Systems, Inc. (“DST”), an affiliate of AFS, serves as the transfer agent for the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund, and receives customary fees from the Fund for such services.

Custody Fees and Expenses
U.S. Bank, National Association, serves as the primary custodian to the Fund and UMB Bank N.A., serves as custodian regarding certain of the Fund’s assets. The Fund pays customary fees for the services of these two custodians.

Officer and Trustee Compensation
The Fund’s net asset value exceeded $250 million in August 2022. As a result, each independent trustee currently receives an annual cash retainer of $90,000, as well as reimbursement for any reasonable expenses incurred attending meetings. Previously, each independent trustee received an annual cash retainer of $75,000.

David Thompson has been a trustee of the Fund since January 2019 and Chief Executive Officer of the Fund since August 2019. Bilal Rashid has been a trustee of the Fund since August 2019. Mr. Thompson and Mr. Rashid both serve in officer roles at affiliates of the Fund, and are not paid by the Fund for serving as interested trustees.

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Annual Report | September 30, 2022        37

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022
NOTE 9 — Tax Basis Information
_____________________________________________________________________________________________

For the year ended September 30, 2022, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Total Distributable Earnings
$3,187	$(3,187)

The following information is computed on a tax basis for each item as of September 30, 2022:

Undistributed net investment income	Undistributed long-term capital gain	Other cumulative effect of timing differences	Net unrealized appreciation/ (depreciation) on investments	Total
$–	$(8,293)	$–	$7,105,151	$7,096,858

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments. As of September 30, 2022, the components of accumulated earnings on a tax basis were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$21,621,477	$(9,180,960)	$(5,335,366)	$7,105,151	$267,089,612

The tax characteristics of distributions paid were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
September 30, 2022	$5,263,430	$8,971	$5,572,927
September 30, 2021	1,247,040	–	169,895
April 30, 2021	637,928	–	63,904

The Fund elects to defer to the period ending September 30, 2023, capital losses recognized during the period November 1, 2021 to September 30, 2022 in the amount of $8,293.

NOTE 10 — Repurchase offers
_____________________________________________________________________________________________

The Fund has adopted a fundamental investment policy to make quarterly offers to repurchase no less than 5% of its outstanding Common Shares at NAV. As a fundamental policy, it may not be changed without shareholder approval. If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Common Shares as of the date of the Repurchase Request Deadline. Any share repurchase offer in excess of 5% of the Fund’s outstanding Common Shares is entirely within the discretion of the Fund. Shareholders will receive written notice of each quarterly repurchase offer (the “Repurchase Offer Notice”) at least 21 calendar days and not more than 42 calendar days before the date the repurchase offer ends (the “Repurchase Request Deadline”). Common Shares will be repurchased at the NAV per Common Share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each “Repurchase Pricing Date”). The Fund will distribute such payment no later than seven calendar days after the Repurchase Pricing Date.

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Annual Report | September 30, 2022        38

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022

During the year ended September 30, 2022, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Request Deadline. With regard to each of the offers, all repurchase requests received by the Fund were fully honored. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Repurchase Offer Notice Date	September 14, 2021	December 14, 2021	March 15, 2022	June 14, 2022
Repurchase Request Deadline	October 14, 2021	January 13, 2022	April 14, 2022	July 14, 2022
Repurchase Payment Deadline	October 21, 2021	January 20, 2022	April 21, 2022	July 21, 2022
Amount Repurchased	$1,595,524	$757,608	$7,379,789	$9,571,344
Shares Repurchased	61,272	28,581	279,677	374,142

NOTE 11 — Risk Factors
_____________________________________________________________________________________________

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Please see below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Geopolitical and Global Economic Risk
The current worldwide financial markets situation, as well as various social and political tensions in the United States and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may contribute to increased market volatility, may have long term effects on the United States and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. For example, we have observed and continue to observe supply chain interruptions, significant labor and resource shortages, commodity inflation, rapidly rising interest rates, a risk of recession, economic sanctions as a result of the ongoing war between Russia and Ukraine and elements of geopolitical, economic and financial market instability in the United States, the United Kingdom, the European Union and China. Any of the above factors could have a material adverse effect on our business, financial condition, cash flows and results of operations and could cause the market value of our common shares to decline. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objectives, but there can be no assurance that we will be successful in doing so.

COVID-19 Risk
Periods of market volatility may continue to occur in response to pandemics or other events outside of the Fund’s control. These types of events could adversely affect the Fund’s operating results. Over two years after COVID-19 was recognized as a pandemic by the World Health Organization, its continued persistence in the United States and worldwide continues to impact supply chains, consumer demand and the operations of many businesses, and to contribute to labor and resource shortages, increased inflationary pressure and overall economic and financial market instability both globally and in the United States. There continues to be uncertainty surrounding the full economic impact of the COVID-19 pandemic and the long-term effects on the United States and global financial markets.

The COVID-19 pandemic has had, and any future pandemic or outbreak could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on, among other things, the ability of lenders to originate loans, the volume and type of loans originated, and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact the amount and quality of loans available for investment by the Fund and returns to the Fund, among other things. It is impossible to determine the scope of any outbreaks, how long any such outbreak, market disruption or uncertainties may last, or the effect any governmental actions will have or the full potential impact on

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Annual Report | September 30, 2022        39

CIM Real Assets & Credit Fund	Consolidated Notes to Financial Statements

September 30, 2022

us and our investments. These potential impacts, while uncertain, could adversely affect the Fund and its investments.

Real Estate Industry Risk
The Fund will invest a substantial portion of its assets in Real Assets within the United States, which includes real estate-related securities. Therefore, the performance of its portfolio will be significantly impacted by the performance of the real estate market in general and the Fund may experience more volatility and be exposed to greater risk than it would be if it held a more diversified portfolio. The Fund will be impacted by factors particular to the real estate industry including, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in operating expenses including property taxes and; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing (ix) changes in interest rates and (x) changes in availability of leverage on loans for or secured by real estate. Changes in federal tax laws which are being debated or pending as of the date of this prospectus may have a significant impact on the U.S. real estate industry in general, particularly in the geographic markets targeted by Fund investments. The value of securities in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Collateralized Mortgage-Backed Securities Risk
Mortgage-backed securities are bonds which evidence interests in, or are secured by, commercial mortgage loans. Accordingly, collateralized mortgage-backed securities (“CMBS”) are subject to all of the risks of the underlying mortgage loans. In a rising interest rate environment, the value of CMBS may be adversely affected when payments on underlying mortgages do not occur as anticipated. The value of CMBS may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, CMBS are subject to the credit risk associated with the performance of the underlying commercial mortgage properties. CMBS are also subject to several risks created through the securitization process.

The Fund may invest in the residual or equity tranches of CMBS, which are referred to as subordinate CMBS or interest-only CMBS. Subordinate CMBSs are paid interest only to the extent there are funds available to make payments. There are multiple tranches of CMBS, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. The most senior tranche of a CMBS has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e. the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. As a result, interest only CMBS possess the risk of total loss of investment in the event of prepayment of the underlying mortgages. There is no limit on the portion of the Fund’s total assets that may be invested in interest-only multifamily CMBS.

The Fund also may invest in interest-only multifamily CMBS issued by multifamily mortgage loan securitizations. However, these interest-only multifamily CMBS typically only receive payments of interest to the extent that there are funds available in the securitization to make the payment and may introduce increased risks since these securities have no underlying principal cash flows.

Broadly Syndicated Loans Risk
The broadly syndicated senior secured corporate loans (“Broadly Syndicated Loans”) in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, the risks associated with such Broadly Syndicated Loans are generally similar to the risks of other below investment grade fixed income instruments, although Broadly Syndicated Loans are senior and typically secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in below investment grade Broadly Syndicated Loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income dividends. An economic downturn would generally lead to a higher non-payment rate, and a Broadly Syndicated Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Broadly

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Syndicated Loan may decline in value or become illiquid, which would adversely affect the Broadly Syndicated Loan’s value. Broadly Syndicated Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Broadly Syndicated Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral securing a Broadly Syndicated Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Broadly Syndicated Loan. The collateral securing a Broadly Syndicated Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Broadly Syndicated Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Broadly Syndicated Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Broadly Syndicated Loans including, in certain circumstances, invalidating such Broadly Syndicated Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Broadly Syndicated Loan may be “primed” in bankruptcy, which reduces the ability of the holders of the Broadly Syndicated Loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor’s existing secured indebtedness, such as existing Broadly Syndicated Loans or secured corporate bonds.

There may be less readily available information about most Broadly Syndicated Loans and the borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended, or registered under the Securities Exchange Act of 1934, as amended, and borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Broadly Syndicated Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the OFS Sub-Adviser will rely most often on their own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the OFS Sub-Adviser.

The secondary trading market for Broadly Syndicated Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Broadly Syndicated Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Broadly Syndicated Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Broadly Syndicated Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Broadly Syndicated Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in share prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Broadly Syndicated Loans and other debt obligations, impairing the Fund’s NAV.

The Fund will acquire Broadly Syndicated Loans through assignments and through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation; and (ii) both the Borrower and the institution selling

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the participation will be considered issuers for purposes of the Fund’s investment restriction concerning industry concentration. Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the Borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Broadly Syndicated Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Broadly Syndicated Loan.

Valuation Risk
Pursuant to Rule 2a-5, the Board has designated the Adviser as the “Valuation designee.” Where possible, the Adviser utilizes independent pricing services to value certain portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Adviser may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with the Fund’s investments include, but are not limited to: a limited number of market participants compared to publicly traded investment grade securities, a lack of publicly available information about some borrowers, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments.

A large percentage of the Fund’s portfolio investments will not be publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. The Adviser values these investments at fair value in good faith pursuant to Rule 2a-5. The types of factors that may be considered in valuing the Fund’s investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers the pricing indicated by the external event to corroborate the Fund’s valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Adviser’s determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that the Fund may ultimately realize. The Fund’s NAV per each class of Common Shares could be adversely affected if the Adviser’s determinations regarding the fair value of these investments are higher than the values that the Fund realizes upon disposition of such investments.

Additionally, the Adviser’s participation in the Fund’s valuation process could result in a conflict of interest since the Adviser’s management fee is based on our net assets.

Liquidity Risk
The Fund may invest without limitation in securities that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in securities subject to restrictions on resale. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. The illiquidity of these investments may make it difficult for the Fund to sell such investments if the need arises. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it has previously recorded these investments.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. Each Sub-Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities may restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary

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September 30, 2022

in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and other instruments are not readily marketable and may be subject to restrictions on resale. Loans and other instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the loans and other instruments in which the Fund will invest. Where a secondary market exists, the market for some loans and other instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Credit Risk
Credit risk is the risk that one or more loans or other floating rate instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the instrument experiences a decline in its financial status. While a senior position in the capital structure of a borrower or issuer may provide some protection with respect to the Fund’s investments in certain loans, losses may still occur because the market value of loans is affected by the creditworthiness of borrowers or issuers and by general economic and specific industry conditions and the Fund’s other investments will often be subordinate to other debt in the issuer’s capital structure. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which invests in investment grade securities. The prices of lower grade instruments are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments. Instruments of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

CLO Risk
In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof, (iv) the potential of spread compression in the underlying loans of the CLO, which could reduce credit enhancement in the CLOs and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

In addition, the portfolios of certain CLOs in which the Fund may invest may contain “covenant-lite” loans. The Fund uses the term “covenant-lite” loans to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund is exposed to “covenant-lite” loans, the Fund may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the

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September 30, 2022

event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full.

Leverage Risk
The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time of incurrence of indebtedness. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. Under current market conditions, the Fund intends to utilize leverage principally through (i) Borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such Borrowings) immediately after such Borrowings or (ii) the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such issuance) immediately after such issuance. Leverage may result in greater volatility of the NAV and distributions on the Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds from are borne entirely by shareholders. Common Share income may fluctuate if the interest rate on Borrowings changes. In addition, the Fund’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to shareholders than if the Fund were not so leveraged. In addition, the costs associated with the Fund’s incurrence and maintenance of leverage could increase over time. There can be no assurance that the Fund’s leveraging strategy will be successful.

Any decline in the NAV of the Fund will be borne entirely by shareholders. Therefore, if the market value of the Fund’s portfolio declines, the Fund’s use of leverage will result in a greater decrease in NAV to shareholders than if the Fund were not leveraged.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the terms of the credit agreements may also require that the Fund pledge some or all of its assets as collateral.

Non-Diversification Risk
The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer other than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of the Fund’s total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Affiliates Risk
Our Adviser and Sub-Advisers will experience conflicts of interest in connection with the management of our business affairs relating to and arising from a number of matters, including: the allocation of investment opportunities by our Adviser and Sub-Advisers and their affiliates; compensation to our Adviser and Sub-Advisers; services that may be provided by our Adviser and Sub-Advisers and their affiliates to issuers in which we invest; investments by us and other clients of our Adviser and Sub-Advisers, subject to the limitations of the 1940 Act; the formation of additional investment funds managed by our Adviser or Sub-Advisers; differing recommendations given by our Adviser and Sub-Advisers to us versus other clients; our Adviser’s and Sub-Advisers’ use of information gained from issuers in our portfolio for investments by other clients, subject to applicable law; and

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September 30, 2022

restrictions on our Adviser’s and Sub-Advisers’ use of “inside information” with respect to potential investments by us.

We may be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. To promote further alignment with other funds managed by CIM and its affiliates, the Fund has obtained an order for exemptive relief (the "Order") from the SEC that allows it to co-invest alongside certain funds managed by affiliates of our Adviser and the OFS Sub-Adviser, in accordance with the conditions specified in the Order. We may therefore compete for capital and investment opportunities with other entities managed by our Adviser or Sub-Advisers or their affiliates, subjecting our Adviser and Sub-Advisers and their affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending investments on our behalf.

Pursuant to the Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57 of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. As a result of the Order, there could be significant overlap in our investment portfolio and the investment portfolio of other funds established by the Adviser or Sub-Adviser or their affiliates that could avail themselves of the exemptive relief.

In addition, we intend to file an application for an amendment to our existing Order to permit us to co-invest in our existing portfolio companies with certain affiliates that are private funds even if such other funds had not previously invested in such existing portfolio companies, subject to certain conditions. However, if filed, there is no guarantee that such application will be granted.

LIBOR Risk
Our debt investments may be based on floating rates, such as London Interbank Offer Rate, or “LIBOR.” After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. In July 2017, the Financial Conduct Authority announced plans to phase out the use of LIBOR by the end of 2021. It was subsequently announced that tenors of US Dollar LIBOR would continue to be published through June 30, 2023, other than one week and two month USD LIBOR settings, which ceased publication on December 31, 2021. Various financial industry groups around the world have been planning the transition to the use of different benchmarks. In the United States, the Federal Reserve Board and the New York Fed convened the Alternative Reference Rates Committee, comprised of a group of private-market participants, which recommended the Secured Overnight Financing Rate ("SOFR") as an alternative reference rate to USD LIBOR.

Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.

Any transition away from LIBOR to one or more alternative benchmark rates is complex and could have a material adverse effect of the Fund’s business, financial condition and results of operations, including, without limitation, as a result of any changes in the pricing and/or availability of the Fund’s investments, negotiations and/or changes to the documentation for certain of the Fund’s investments, the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation, basis risks between investments and hedges, basis risks within investments (e.g., securitizations), costs of modifications to processes and systems, and/or costs of administrative services and operations, including monitoring of recommended conventions and Benchmark Rates, or any component of or adjustment to the foregoing.

It is not possible to predict whether there will be any further changes in the methods pursuant to which the LIBOR rates are determined and any other reforms to LIBOR that will be enacted in the United States, the U.K. or elsewhere, or the effects thereof. Any such changes or further reforms to LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR rates, which could have a material adverse impact on the value of the Fund’s investments and any payments linked to LIBOR thereunder.

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Total Return Swap Risk
The Fund has entered, and may enter into additional, total return swap (“TRS”) agreements that would expose the Fund to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage. A TRS is a contract in which one party agrees to make periodic payments to another party based on the return of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS is typically used to obtain exposure to a basket of securities or loans or market without owning or taking physical custody of such securities or loans or investing directly in such market. A TRS effectively adds leverage to our portfolio because, in addition to our total net assets, we would be subject to investment exposure on the amount of securities subject to the TRS. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In addition, because a TRS is a form of synthetic leverage, such arrangements are subject to risks similar to those associated with the use of leverage.

Cyber-Security Risk and Identity Theft Risks
Cyber-security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Advisers’ information and technology systems may be vulnerable to damage or interruption from computer viruses and other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information. Although the Advisers have implemented various measures to manage risks relating to these types of events, such systems could be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The Advisers and/or the Fund may have to make a significant investment to fix or replace them. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Advisers’, and/or the Fund’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders and the intellectual property and trade secrets of the Advisers. Such a failure could harm the Advisers’ and/or the Fund’s reputation, subject any such entity and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance.

A disaster or a disruption in the infrastructure that supports the Fund’s business, including a disruption involving electronic communications or other services used by the Fund or by third parties with whom the Fund conducts business, or directly affecting the Fund’s headquarters, could have a material adverse impact on the Fund’s ability to continue to operate its business without interruption. The Fund’s disaster recovery programs may not be sufficient to mitigate the harm that may result from such a disaster or disruption. In addition, insurance and other safeguards might only partially reimburse the Fund for its losses, if at all.

Third parties with which the Fund does business may also be sources of cyber-security or other technological risk. The Fund outsources certain functions and these relationships allow for the storage and processing of its information, as well as client, counterparty, employee, and borrower information. While the Fund engages in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cyber-security incident that affects its data, resulting in increased costs and other consequences as described above.

Foreign Investments
The Fund has invested in and may in the future invest in additional foreign assets or assets that have foreign exposure, including investments quoted or denominated in a currency other than U.S. dollars. Investing in foreign assets or in assets that have foreign exposure involves certain special risks, which are not typically associated with investing in the United States. Many of these risks are more pronounced for investments in emerging economies.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect the Fund’s investments in those countries. Governments in certain foreign countries continue to

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September 30, 2022

participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Investments in foreign assets or assets that have foreign exposure often involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of its investments. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities and debt markets are less than in the United States and the securities and debts of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities and debts of foreign issuers may be listed on foreign exchanges or traded in foreign OTC markets. There is generally less government supervision and regulation of foreign exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.

The Fund has invested in and may in the future invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of, or ignored internationally accepted standards of due process against, private companies.

NOTE 12 — Subsequent Events
_____________________________________________________________________________________________

Subsequent events after the date of the Financial Statements have been evaluated through the date the financial statements were available to be issued.

The Fund completed a quarterly repurchase offer which resulted in 324,631, 10,672 and 54 of Class I Shares, Class C Shares and Class A Shares being repurchased for $8,446,902, $10,672 and $1,401, respectively.

The Fund invested an additional $22,505,319 in investments. The Fund also added exposures to broadly syndicated loans under the total return swap transactions with a notional amount of $386,659.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

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Annual Report | September 30, 2022        47

CIM Real Assets & Credit Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of CIM Real Assets & Credit Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of CIM Real Assets & Credit Fund (the "Fund") as of September 30, 2022, the related consolidated statements of operations and cash flows for the year ended September 30, 2022, the consolidated statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2022 and for the period May 5, 2020 (commencement of operations) through September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022, and the financial highlights for each of the two years in the period ended September 30, 2022 and for the period May 5, 2020 (commencement of operations) through September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
November 29, 2022

We have served as the auditor of one or more investment companies in CIM Group Investment Company Complex since 2019.

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CIM Real Assets & Credit Fund	Additional Information

September 30, 2022 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

Information regarding how the Adviser, or the Sub-Advisers, when applicable, voted proxies relating to the Fund’s portfolio securities is available: (1) without charge, upon request, by calling (866) 907-2653; and (2) on the SEC’s website at http://www.sec.gov. Information about how the Adviser, or the Sub-Advisers, when applicable voted proxies with respect to the Companies portfolio securities during the most recent period ended June 30, 2021 can be obtained by making a written request for proxy voting information to: CIM Capital IC Management, LLC, 4700 Wilshire Boulevard, Los Angeles, CA, 90010

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of its portfolio holdings with the SEC as of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. The Fund's Form N-PORT filings are available upon request by calling 855-747-9559 or by contacting the Fund by mail at 4700 Wilshire Boulevard, Los Angeles, CA, 90010. You may also obtain a copy of each of the filings on the SEC’s website at http://www.sec.gov or on our website at https://www.cimgroup.com/investment-platforms/credit/racr.

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Annual Report | September 30, 2022        49

CIM Real Assets & Credit Fund	Trustees & Officers

September 30, 2022 (Unaudited)

The Board is comprised of five trustees, including three independent trustees. The name, age and principal occupations for the past five years of the trustees and officers of the Fund are listed below. Additional information regarding the Fund's trustees is included in the Statement of Additional Information, which can be obtained, without charge, by calling (323) 860-7421.

INTERESTED TRUSTEES

The following Trustees are “interested persons” as defined in the 1940 Act (the “Interested Trustees”). The address for each Trustee is c/o CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010.

Name and Age	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Principal Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
David Thompson Birth year: 1963	2019	Mr. Thompson is a Principal and Chief Financial Officer of CIM. As a Principal, Mr. Thompson serves on CIM’s Investment Committee, Investment Committee - Credit Subcommittee and Valuation Committee. He has also been Chief Executive Officer of Creative Media & Community Trust (Nasdaq: CMCT), a publicly traded REIT managed by an affiliate of CIM Group, since March 2019. Previously, Mr. Thompson served as the Chief Financial Officer of CMCT from March 2014 to March 2019.	1	None
Bilal Rashid Birth year: 1971	2019	Mr. Rashid is President of the OFS Sub-Adviser and a member of the investment and executive committees of the OFS Sub-Adviser. Mr. Rashid also serves as Chairman of the Board, President and Chief Executive Officer of OFS Capital Corporation (Nasdaq: OFS), Hancock Park Corporate Income, Inc. and OFS Credit Company, Inc. (Nasdaq: OCCI), each of which is externally managed by OFS Capital Management.	4	None

(1)	The Fund Complex includes the Fund, OFS Capital Corporation (Nasdaq: OFS), a business development company managed by the OFS Su-Advsier, OFS Credit Company (Nasdaq: OCCI), a registered investment company managed by the OFS Sub-Adviser, and Hancock Park Corporate Income, Inc., a business development company managed by the OFS Sub-Adviser

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CIM Real Assets & Credit Fund	Trustees & Officers

September 30, 2022 (Unaudited)

INDEPENDENT TRUSTEES
_____________________________________________________________________________________________

The following Trustees are not “interested persons” as defined in the 1940 Act. The address for each Trustee is c/o CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010.

Name and Age	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Principal Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Stephen O. Evans Birth year: 1945	2019	Mr. Evans has served as a member of the Board of Directors of CIM Real Estate Finance Trust, Inc. (“CMFT”), a non-listed REIT that invests primarily in net lease core real estate assets as well as real estate loans and other credit investments from December 2020 until December 21. He served as a member of the board of directors of Cole Office & Industrial REIT (CCIT III), Inc. (“CCIT III”) from July 2016 until CCIT III’s merger with and into CMFT in December 2020. Since 2000, Mr. Evans has served as the president of Evans Realty Associates, a private real estate investment company.	1	Communities Southwest, Inc., a private land investment and development company
Carol (“Lili”) Lynton Birth year: 1961	2019	Since 1992, Ms. Lynton has been an operating partner for The Dinex Group, which operates Daniel Boulud branded restaurants, and which she co-founded. Ms. Lynton also currently serves as the President and Chief Financial Officer of Lezen Acquisition, LLC, which is the owner of Arcadia Publishing Company. Further, Ms. Lynton has served as the chief investment officer of HD American Trust, a family investment office she started in 1987.	1	El Pollo Loco Holdings, Inc. (NASDAQ: EPL) Gaming and Leisure Properties, Inc. (NASDAQ: GLPI)
Ashwin Ranganathan Birth year: 1969	2019	Mr. Ranganathan is the Founder and CEO of Sikander Capital, a multi-asset family office focused on equity, venture capital and real estate, which he started in 2013.	3*	None

*	Mr. Ranganathan is a director of OFS Capital Corporation and Hancock Park Corporate Income, Inc.

(1)	The Fund Complex includes the Fund, OFS Capital Corporation, OFS Credit Company and Hancock Park Corporate Income, Inc.

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CIM Real Assets & Credit Fund	Trustees & Officers

September 30, 2022 (Unaudited)

OFFICERS
_____________________________________________________________________________________________

Information on each of the Fund’s executive officers is provided below. The address for each executive officer is c/o CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010.

Name and Age	Officer Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Barry Berlin Birth year: 1960	Chief Financial Officer, Treasurer and Secretary	Since August 2022	Mr. Berlin is also currently the Chief Financial Officer of Creative Media & Community Trust Corporation (Nasdaq: CMCT), a CIM-managed real estate investment trust that seeks to own, operate and develop premier multifamily and creative office assets in vibrant and emerging communities throughout the United States, has been the Executive Vice President of CMCT since October 2008, Chief Financial Officer of CMCT’s wholly-owned subsidiary lending business since 1992 and the Chief Executive Officer and Chairman of the Board of Directors of that business since 2020. In addition, Mr. Berlin was also Chief Financial Officer of PMC Capital, Inc., an affiliate of the predecessor of CMCT, from November 1992 to February 2004. PMC Capital, Inc. was a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), that merged with and into CMCT’s predecessor in 2004 (with such predecessor as the surviving entity). Further, Mr. Berlin has served in various finance and accounting roles within CIM Group and its affiliates since 2017 and is currently a Managing Director of CIM Group and Chief Financial Officer of CIM Capital, LLC, an investment adviser registered with the Securities & Exchange Commission that is an affiliate of CIM Capital IC Management, LLC. Mr. Berlin earned a Bachelor of Science degree in Accounting from the University of Florida and is a certified public accountant. Mr. Berlin’s career began at Laventhol and Horwath in September 1982; he remained there until August 1986. From August 1986 to November 1992, Mr. Berlin was an audit manager with Imber and Company, Certified Public Accountants and its predecessor.
Stephen Altebrando Birth year: 1977	Vice President, Portfolio Oversight	Since 2019	Mr. Altebrando is Vice President, Portfolio Oversight at CIM Group and is responsible for overseeing the composition, operations and investment priorities of the Fund and Creative Media & Community (Nasdaq: CMCT), a publicly traded REIT managed by an affiliate of CIM. Mr. Altebrando joined CIM Group in 2015 to oversee public capital markets across real estate and corporate credit strategies. Prior to joining CIM, he spent ten years as a senior research analyst covering the gaming, lodging and leisure sectors at Sidoti & Company, an institutional brokerage firm focused on small and mid cap U.S. equities. Prior to his role as a sell-side securities analyst, Mr. Altebrando spent six years working in capital market roles at Schwab and the online division of Donaldson, Lufkin and Jenrette and Brokerage America. Mr. Altebrando earned a Bachelor of Science degree in Finance from Villanova University and received an MBA in Finance & Business Economics from the Fordham Graduate School of Business & Economics.

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CIM Real Assets & Credit Fund	Trustees & Officers

September 30, 2022 (Unaudited)

Name and Age	Officer Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jordan Dembo Birth year: 1978	Assistant Secretary	Since 2020	Mr. Dembo served as Secretary of the Fund from 2020 until 2022. He is a Principal and Chief Legal Officer within CIM Group’s legal department. In this capacity, Mr. Dembo oversees fund formation, assists with corporate governance and compliance oversight, and provides general advice on other legal issues affecting CIM Group and its investments. Prior to joining CIM Group in November 2011, Mr. Dembo was a Senior Associate in the Real Estate Department for four years at the Los Angeles office of Katten Muchin Rosenman. Prior to that, from 2005 to 2007, Mr. Dembo was an Associate at Cox, Castle & Nicholson, LLP. Mr. Dembo holds a B.B.A. in Real Estate from the University of Wisconsin-Madison and received a J.D. from UCLA, graduating Order of the Coif. Mr. Dembo was named a rising star by Super Lawyers from 2009-2011.
Mukya S. Porter Birth year: 1974	Chief Compliance Officer	Since 2019	Ms. Porter is responsible for overseeing CIM’s compliance program and team of professionals. Prior to joining CIM, Ms. Porter served as a Senior Vice President of Compliance at Oaktree Capital Management. Her experience also includes roles at Pacific Investment Management Company, Morgan Stanley Global Wealth Management and Morgan Stanley Investment Management. Ms. Porter earned a Bachelor of Science degree in Biology from Howard University and a Juris Doctor degree from the University of California, Berkeley School of Law.

Compensation of Trustees
The fees and expenses of the Trustees are paid by the Fund. Each Interested Trustee receives no compensation from the Fund. The Independent Trustees received from the Fund the amounts set forth below for the Fund’s fiscal year ended September 30, 2022.

Name of Trustee	Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees
Independent Trustees:
Stephen O. Evans	$70,796	$70,796
Carol (“Lili”) Lynton	$70,796	$70,796
Ashwin Ranganathan	$70,796	$155,171	*
Interested Trustees:
David Thompson	$–	$–
Bilal Rashid	$–	$–

*	Includes $70,796 paid by the Fund, $75,000 paid by OFS Capital Corporation and $9,375 paid by Hancock Park Corporate Income, Inc.

The Fund pays every Independent Trustee an annual cash retainer fee, determined based on the Fund’s net assets as of the end of each fiscal quarter. Amounts payable under this arrangement are determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 to $125 million	$50,000
$125 to $250 million	$75,000
> $250 million	$90,000

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Annual Report | September 30, 2022        53

CIM Real Assets & Credit Fund	Privacy Policy

September 30, 2022 (Unaudited)
PRIVACY STATEMENT
_____________________________________________________________________________________________

CIM Group® (CIM®) and its affiliates are committed to maintaining the confidentiality of your personal and financial information. Your privacy is very important to us. The Data Privacy Notice below for Investors sets forth our policies with respect to personal information (“personal data”) about our investors and prospective and former investors. The Data Privacy Notice below for Investors applies to you if you are an investor in our funds, and it may be changed at any time, provided a notice of any material change is given to you. We will treat personal data you provide to us in accordance with the terms of the Data Privacy Notice that exists at the time you provide the personal information, or any other terms to which you consent with respect to that information.

We seek to safeguard your private information and, to that end, restrict access to the personal information we process about you to those employees and other persons who need to know the information to enable us to provide services to you. We also maintain physical, electronic and procedural safeguards to help protect your non-public personal information.

If you have any questions or complaints regarding our policies or practices regarding the treatment of your personal information, please contact us at 1-833-687-3621 or email us at privacy@cimgroup.com. If you need access to this privacy policy in a different format for accessibility reasons, please contact us at privacy@cimgroup.com.

DATA PRIVACY NOTICE FOR INVESTORS
_____________________________________________________________________________________________

1. Why are you seeing this notice?

●	You have provided or may provide personal information – “personal data” – to us as part of your investment into a CIM investment opportunity (including alternative investments vehicles, parallel funds and/or feeder funds, the “Fund”).

●	We want you to understand how and why we use, store, disclose and otherwise process your information when you deal with us or our relevant affiliates.

●	This Data Privacy Notice also contains information about your rights in relation to your “personal data.”

Please read the information below carefully. It explains how and why personal data is processed by us.

2. Who is providing this notice?

The Fund is committed to protecting and respecting your privacy.

The Fund-related entities on whose behalf this privacy statement is made are: (i) the Fund; (ii) the General Partner, (iii) the Managers, and (iv) CIM Group, LLC (“CIM” and together with the Fund, the General Partner and the Manager, the “Fund Parties”).

Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

When you provide us with your personal data, the Fund acts as a “data controller”. In simple terms, this means that:

●	we “control” the personal data that you have provided – including endeavoring to make sure that it is kept secure

●	we make certain decisions on how to use, disclose and protect your personal data – but only to the extent that we have informed you about the use or disclosure, or are otherwise permitted by law

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CIM Real Assets & Credit Fund	Privacy Policy

September 30, 2022 (Unaudited)
3. What information do we collect about you?

The types of personal data we process, hold and share depends on the product or service you have with us and the nature of your investment. This information can include or be related to:

●	name and contact details (including telephone number, email address and residential address)

●	date of birth

●	passport details and/or driver’s license details and/or other identification details

●	social security number, national insurance number or tax identification number

●	assets and investment experience

●	risk tolerance and transaction history

●	details about your investment activity or retirement portfolio(s)

●	bank accounts details including account balances, payments made with respect to the account, proceeds from the sale or redemption of property paid or credited to the account and details of bank accounts held at other institutions

●	details of assets held and the income generated with respect to such assets

●	other financial information include income, employment information details

●	commercial information, including records of personal property

●	education or other professional information

●	any other information required by applicable laws

The personal data collected about you help us to provide you with a better service and facilitate our business relations, and to carry out the purposes we identify in this Privacy Notice, or otherwise disclose to you.

●	We may combine personal data you provide, or have provided, to us with personal data that we have collected from (or about you) in some circumstances.

●	This will include information collected in an online or offline context.

4. Where do we obtain your personal data?

We collect, and have collected, information about you from a number of sources, including from you directly and from others. You consent to our collection of personal data from third parties as described in this section:

1.	Information that you give us

●	from the subscription agreement and any associated documentation that you completed when you subscribed for an investment.

●	when you provide, or provided, it to us in correspondence and conversations

●	when you have made / make transactions with respect to the Fund

●	when you purchase, or have purchased, securities from us and / or tell us where to send money

2.	Information we obtain from others

●	publicly available and accessible directories and sources

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CIM Real Assets & Credit Fund	Privacy Policy

September 30, 2022 (Unaudited)

●	bankruptcy registers

●	tax authorities, including those that are based outside the jurisdiction where you are located if you are subject to tax in another jurisdiction

●	governmental and competent regulatory authorities to whom we have regulatory obligations

●	fraud prevention and detection agencies and organizations

●	third parties acting on your behalf, including business partners, advisers and attorneys

●	your employer

5. Why do we process your personal data?

We process your personal data for the following reasons:

1.	Contract

It is necessary to perform our contract with you to:

●	administer, manage and set up your investor account(s) to allow you to purchase your holding (of interests) in the Fund

●	meet the resulting contractual obligations we have to you

●	facilitate the continuation or termination of the contractual relationship between you and the Fund

●	facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

2.	Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject to:

●	undertake our client and investor due diligence, and on- boarding checks

●	carry out verification, know your client (“KYC”), terrorist financing and anti-money laundering checks

●	verify the identity and addresses of our investors (and, if applicable their beneficial owners)

●	comply with requests from regulatory, governmental, tax and law enforcement authorities

●	surveillance and investigation

●	carry out audit checks

●	maintain statutory registers

●	prevent and detect fraud

●	comply with the U.S Office of Foreign Assets Control list and other governmental sanctions lists

3.	Our legitimate interests

For our legitimate interests or those of a third party. Where legitimate interests are not a basis on which personal data may be processed, you consent to our processing your personal data for these purposes.

We process your personal data on this basis to:

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Annual Report | September 30, 2022        56

CIM Real Assets & Credit Fund	Privacy Policy

September 30, 2022 (Unaudited)

●	manage and administer your holding of interests in the Fund, and any related accounts on an ongoing basis

●	assess and process any applications or requests made by you

●	open, maintain or close accounts in connection with your investment in, or redemption from, the Fund scheme

●	send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

●	address or investigate any complaints, claims, proceedings or disputes

●	provide you with, and inform you about, our investment products and services

●	monitor and improve our relationships with investors

●	send direct marketing communications to you

●	comply with applicable regulatory obligations

●	manage our risk and operations

●	comply with our accounting and tax reporting requirements;

●	comply with our audit requirements

●	assist with internal compliance with our policies and process

●	ensure appropriate group management and governance

●	keep our internal records

●	prepare reports on incidents / accidents

●	protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

●	analyze and manage commercial risks

●	seek professional advice, including legal advice

●	enable any actual or proposed assignee or transferee, participant or sub-participant of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

●	facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

●	monitor communications to/from us using our systems

●	protect the security and integrity of our IT systems

We only rely on these interests where we have considered that, on balance, our legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Direct marketing as described at (3) above

We process your personal data for direct marketing purposes:

●	to provide you with information, products and services that may be of interest to you in the context of the investment-related activities

●	when raising investments into our funds

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CIM Real Assets & Credit Fund	Privacy Policy

September 30, 2022 (Unaudited)

●	in connection with future fundraising activities

You have a right at any time to stop us from contacting you for marketing purposes.

If you object to the processing of your personal data for direct marketing purposes, we will stop using your personal data for these purposes. If you no longer wish to be contacted for marketing purposes, please contact us – please see section 16 below for our contact information.

Monitoring as described at (3) above

We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with our regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

6. Who we share your personal data with?

Your personal data will be shared with:

Fund associates

We share your personal data with our associates, related parties and members of our group. This is for the purposes:

●	of managing our relationship with you

●	set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Investment Advisors

●	of delivering the services you require

●	of managing your investment

●	of supporting and administering investment-related activities

●	of complying with applicable investment laws and regulations

Tax Authorities

●	of complying with applicable laws and regulations

●	of complying with any EEA or other applicable tax authorities instructions (who, in turn, may share your personal data with foreign tax authorities)

●	of complying with any foreign tax authorities’ instructions, including tax authorities outside of the EEA

Service Providers

●	of delivering and facilitating the services needed to support our business relationship with you

●	of supporting and administering investment-related activities

Our lawyers, auditors, other professional advisors, law enforcement, and other regulatory authorities

●	of providing you with investment-related services

●	of complying with applicable legal and regulatory requirements

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Annual Report | September 30, 2022        58

CIM Real Assets & Credit Fund	Privacy Policy

September 30, 2022 (Unaudited)
In exceptional circumstances, we will share your personal data with:

●	competent regulatory, prosecuting and other governmental or non-governmental agencies and/or regulators or litigation counterparties including fraud prevention agencies, in any country or territory

●	any third party that acquires, or is interested in acquiring all or part of any of the Fund Parties’ assets or shares or that succeeds any of the Fund Parties in carrying on all or a party of its business, whether by merger, acquisition, reorganization or otherwise

●	other organizations and agencies as required or permitted by law, including to comply with a subpoena or similar legal process or government request, or when the Fund Parties believe in good faith that disclosure is legally required or the Fund Parties have a legitimate interest in marking a disclosure, such as where necessary to protect the Fund Parties’ rights and property

7. Do you have to provide us with this personal data?

Where we collect personal data from you, we will indicate if:

●	provision of the personal data is necessary for our compliance with a legal obligation or the provision of our services; or

●	it is purely voluntary and there are no implications for you if you do not wish to provide us with it.

Unless otherwise indicated, you should assume that we require the personal data we request for business and/or compliance purposes.

Some of the personal data we request, or have requested, is necessary for us to perform our contract with you or to comply with anti-money laundering or other legal requirements. If you do not wish for us to process this personal data, it will affect our ability to manage our business relationship with you and, ultimately, may result in the Fund Parties not being able to accept you as an investor or terminating its relationship with you.

8. Consent – and your right to withdraw it

Subject to legal and contractual restrictions, you have the right to withdraw consent at any time. Please contact us at 1-833-687-3621 or email us at privacy@cimgroup.com at any time if you wish to do so. Please note that if you wish to withdraw consent that is necessary for our ability to manage our business relationship with you and, ultimately, may result in the Fund Parties not being able to accept you as an investor or terminating its relationship with you.

9. Personal data from minors

We do not offer financial services and products to minors and do not intend to collect personal information from children under the age of 16. We follow all local legal requirements with respect to the collection and processing of a minor’s personal information.

10. Retention and deletion of your information

We keep your personal data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations, or where longer, such longer period as is required by law or regulatory obligations which apply to us.

●	We will generally retain information about you throughout the life cycle of any investment you are involved in

●	Some personal information will be retained after your relationship with us ends

11. Your GDPR rights

Individuals located in the EU may have certain data protection rights, including:

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CIM Real Assets & Credit Fund	Privacy Policy

September 30, 2022 (Unaudited)

●	the right to access your personal data

●	the right to restrict the use of your personal data

●	the right to have incomplete or inaccurate data corrected

●	the right to ask us to stop processing your personal data

●	the right to require us to delete your personal data in some limited circumstances

●	the right to request information, with respect to our practices within the 12 months prior to your request, regarding the specific personal data we have collected from you, the sources from which we obtained it, the purposes for which we collected, used and shared the personal data, and the categories of third parties with whom we have shared it.

You also have a right to object to processing of your personal data where that processing is carried out for our legitimate interest or for direct marketing.

You also have the right in some circumstances to request for us to “port” your personal data in a portable, re-usable format to other organizations (where this is possible).

You also have the right to lodge a complaint about the processing of your personal data with your local data protection authority.

You may exercise your right to make these requests/objections by contacting us at 1-833-687-3621 or emailing us at privacy@cimgroup.com.

12. Your CCPA rights

Residents of California may have certain data protection rights relating to certain personal information, including:

●	the right to disclosure of personal data collected and processed

●	the right to “opt-out” of personal data to be sold

●	the right to require us to delete your personal data in some limited circumstances

Nonpublic information of individual consumer investors is subject to the Gramm-Leach-Bliley Act and the disclosures in the main section of this notice.

Your Right to Request Disclosure of Information We Collect and Share about You

If you are a California resident, the CCPA grants you the right to request certain information about our practices with respect to personal information. In particular, you can request the following:

1.	The categories of your personal information that we’ve collected.

2.	The specific pieces of your personal information that we’ve collected.

3.	The categories of sources from which we collected personal information.

4.	The business or commercial purposes for which we collected or sold personal information.

5.	The categories of third parties with which we shared personal information.

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You can submit a request to us for the following additional information:

1.	The categories of third parties to whom we’ve sold personal information, and the category or categories of personal information sold to each.

2.	The categories of personal information that we’ve shared with service providers who provide services for us, like processing your bill.

To exercise your CCPA rights with request to this information, contact us at 1-833-687-3621 or email us at privacy@cimgroup.com at any time.

Your Right to Request the Deletion of Personal Information

Upon your request, we will delete the personal information we have collected about you, except for situations when that information is necessary for us to: provide you with a product or service that you requested; perform a contract we entered into with you; maintain the functionality or security of our systems; comply with or exercise rights provided by the law; or use the information internally in ways that are compatible with the context in which you provided the information to us, or that are reasonably aligned with your expectations based on your relationship with us.

To exercise your right to request the deletion of your personal information, Please contact us at 1-833-687-3621 or email us at privacy@cimgroup.com at any time if you wish to do so.

Your Right to Ask Us Not to Sell Your Personal Information

We do not, and will not, sell your personal information.

Our Support for the Exercise of Your Data Rights

We are committed to providing you control over your personal information. If you exercise any of these rights explained in this section of the Privacy Policy, we will not disadvantage you. You will not be denied or charged different prices or rates for goods or services or provided a different level or quality of goods or services.

How We Will Handle a Request to Exercise Your Rights

For requests for access or deletion, we will first acknowledge receipt of your request. We will provide a substantive response to your request as soon as we can, generally within 45 days from when we receive your request, although we may be allowed to take longer to process your request under certain circumstances. If we expect your request is going to take us longer than normal to fulfil, we’ll let you know.

When you make a request to access or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

You may also designate an authorized agent to submit requests on your behalf. If you do so, you will be required to verify your identity by providing us with certain personal information as described above. Additionally, we will also require that you provide the agent with written permission to act on your behalf, and we will deny the request if the agent is unable to submit proof to us that you have authorized them to act on your behalf.

You may exercise your right to make these requests/objections by contacting us at 1-833-687-3621 or emailing us at privacy@ cimgroup.com. These requests for disclosure are generally free.

13. Canadian Privacy Rights

If you are in Canada, you have a right to request access to your personal information and to request a correction to it if you believe it is inaccurate. If you would like to access the personal information we hold regarding you, or if you would like to have it corrected, please contact us using the contact information provided below. Please note;

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however, that in some cases we may not be able to allow you to access certain personal information in certain circumstances, for example if it contains personal information of other persons, or for legal reasons.

When you make a request to access or delete your personal information, we will take steps to verify your identity. These steps may include asking you for personal information, such as your name, address, or other information we maintain about you. If we are unable to verify your identity with the degree of certainty required, we will not be able to respond to the request. We will notify you to explain the basis of the denial.

You may exercise your right to make these requests by contacting us at 1-833-687-3621 or emailing us at privacy@cimgroup.com. For information on withdrawing your consent to the processing of your personal information, please see sections 6 and 8 above.

Please note that some or all of the personal information we collect may be stored or processed on servers located outside Canada and your jurisdiction of residence, including in the United States, whose data protection laws may differ from the jurisdiction in which you live. As a result, this information may be subject to access requests from governments, courts, or law enforcement in those jurisdictions according to laws in those jurisdictions.

14. Concerns, complaints or queries

We take your concerns very seriously. We encourage you to bring to our attention any concerns or complaints you may have about our processing your personal data.

This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Our contact details are below.

15. Security

Fund Parties implement and maintain security intended to protect personal information that we collect, use, retain, transfer or otherwise process, and will take reasonable steps to help protect your personal data against loss or theft, as well as from unauthorized access, disclosure, copying, use or modification, regardless of the format in which it is held. Personal information may be accessed by persons within our organization, or our third party service providers, who require such access to carry out the purposes indicated in this privacy notice, or such other purposes as may be permitted or required by the applicable law. Personal information we collect is maintained by us in the United States at Los Angeles, CA, San Francisco, CA, Franklin Park, IL and Redmond, WA. The location of personal information collected and/or maintained by our third party service providers is available upon request.

While we are committed to developing, implementing, maintaining, monitoring and updating a reasonable information security program, unfortunately, no data transmission over the Internet or any wireless network can be guaranteed to be 100% secure. Data security incidents and breaches can occur due to vulnerabilities, criminal exploits or other factors that cannot reasonably be prevented. Accordingly, while our security program is designed to manage data security risks and thus help prevent data security incidents and breaches, it cannot be assumed that the occurrence of any given incident or breach results from our failure to implement and maintain reasonable security. As a result, while we strive to protect your personal information, you acknowledge that: (a) there are security and privacy limitations which are beyond our control; (b) the security, integrity, and privacy of any and all information and data exchanged between you and us, including without limitation through the website, cannot be guaranteed; and (c) any such information and data may be viewed or tampered with by a third party.

16. Transfer of PII from the EU (or EEA, Switzerland) to the US and/or Other Countries

Your personal information may be transferred, processed and/ or stored in a country other than the one in which your personal information is collected. When transferring your personal information to the US or other countries, we have implemented procedures to ensure that appropriate safeguards are in place to protect the personal information regardless of where it is being transferred to.

17. Contact us

Please contact us if you have any questions about this Data Privacy Notice or the personal data we hold about you by calling 1-833-687-3621 or emailing us at privacy@cimgroup.com. You may also contact our Deputy Chief Compliance Officer at CIM Group, 4700 Wilshire Boulevard, Los Angeles, California, 90010.

18. Changes to this Data Privacy Notice

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We keep this Data Privacy Notice under regular review. We reserve the right to update or otherwise amend this Data Privacy Notice at any time, but we will treat personal data that you provide to us before we make any such updates or amendments in accordance with the terms of this Data Privacy Notice, unless and until you agree with the application of the revised Privacy Notice’s terms to your personal information collected by us prior to the updates or amendments.

This Data Privacy Notice was last updated in September 2021.

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CIM

Creating Value.
Enhancing Communities.

4700 Wilshire Boulevard, Los Angeles, CA 90010 | 866.341.2653 | www.cimgroup.com

CCO CAPITAL, LLC, MEMBER FINRA/SIPC, IS THE EXCLUSIVE WHOLESALE MARKETING AGENT FOR CIM REAL ASSETS & CREDIT FUND. ALPS DISTRIBUTORS, INC., (1290 BROADWAY, SUITE 1000, DENVER, CO 80203, MEMBER FINRA) IS THE DISTRIBUTOR OF CIM REAL ASSETS & CREDIT FUND. CCO CAPITAL AND ALPS DISTRIBUTORS, INC ARE NOT AFFILIATED. ©2022 CIM GROUP

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, CIM Real Assets & Credit Fund (the “Registrant”) has adopted a Sarbanes-Oxley Code of Business Conduct that applied to the Registrant’s principal executive officer, principal financial officer, and certain other people (the “SOX Code of Business Conduct”). The Registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Business Conduct during the period covered by this report. A copy of the Registrant’s SOX Code of Business Conduct is available, free of charge, by making a written request to: CIM Real Assets & Credit Fund, 4700 Wilshire Boulevard, Los Angeles, California 90010, or by calling the Fund at (866) 907-2653.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Carol (“Lili”) Lynton is qualified to serve as an audit committee financial expert serving on its audit committee based on her experience in financial and accounting matters, and has determined that she is “independent,” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for the last two fiscal years ended September 30, 2022 and September 2021 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”), the principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $295,000 and $187,700, respectively.

(b)	Audit-Related Fees – The aggregate fees billed for the last two fiscal years ended September 30, 2022 and September 30, 2021 for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and which are not reported under (a) of this Item were $0 for both periods.

(c)	Tax Fees – The aggregate fees billed in the last two fiscal years ended September 30, 2022 and September 30, 2021 for professional services rendered by PwC for the review of the Registrant’s income tax returns, excise tax returns and dividend calculations were $62,300 and $19,000, respectively.

(d)	All Other Fees – The aggregate fees billed for the two last fiscal years ended September 30, 2022 and September 30, 2021 for products and services provided by PwC, other than the services reported in (a) through (c) of this Item, were $0 and $0, respectively.

(e)(1)	The Registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the Registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Registrant.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable

(g)	The aggregate non-audit fees billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last fiscal year of the Registrant were $0 and $0 in 2022 and 2021, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	The Registrant’s full schedule of investments as of September 30, 2022 is included as part of the annual report to stockholders included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Board of Trustees has delegated the voting of proxies for Fund securities to CIM Capital IC Management, LLC, a Delaware limited liability company (the “Adviser”), the Fund’s investment adviser, with assistance from each of the Fund’s sub-advisers, CIM Capital SA Management, LLC, a Delaware limited liability company (the “CIM Sub-Adviser”), and OFS Capital Management, LLC, a Delaware limited liability company (the “OFS Sub-Adviser”, and, together with the CIM Sub-Adviser, the “Sub-Advisers”) as appropriate. A copy of the proxy voting policies and procedures of each Adviser is available, free of charge, by making a written request to: CIM Real Assets & Credit Fund, 4700 Wilshire Blvd, Los Angeles, California 90010 or by calling the Fund at (866) 907-2653. The guidelines are reviewed periodically by the Adviser and the Fund’s trustees who are not “interested persons,” and, accordingly, are subject to change.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. Each of the portfolio managers listed below has served as a portfolio manager since the Fund’s inception.

The Adviser and CIM Sub-Adviser – Members of the CIM Investment Committee and other Professionals:

Richard Ressler is a Co-Founder and Principal of CIM Group® with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM in 1994, he has been a fundamental influence in shaping the organization and facilitating its growth. He is the chair of CIM's Executive, Investment, Allocation and Real Assets Management Committees. He leads several teams essential to internal and external operations at CIM. Prior to co-founding CIM, he founded Orchard Capital Corp., and continues to oversee companies in which Orchard Capital or its affiliates invest, including CIM, Orchard First Source Asset Management, a full-service provider of capital and leveraged finance solutions to U.S. corporations, and OCV Management, LLC, an investor, owner, and operator of technology companies. Further, he currently serves as a board member for various public and private entities, including as Chairman of the Board of CIM Real Estate Finance Trust, Inc. (“CMFT”) and Chairman of the Board of Creative Media & Community Trust Corporation (“CMCT”). Additionally, Mr. Ressler has served as Vice Chairman and in various executive capacities of Brooke Group Limited. Prior to Brooke Group he worked as an investment banker at Drexel Burnham Lambert, Inc. and as an attorney at Cravath, Swaine and Moore.

Avraham Shemesh is a Co-Founder and Principal of CIM with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM in 1994, he has been instrumental in building the Firm’s real estate, infrastructure and debt platforms. He serves on CIM’s Investment and Real Assets Management Committees, as well as the Investment Committee/Credit Subcommittee (“ICCS”), providing guidance on the diverse opportunities available across CIM’s various platforms. He is responsible for CIM’s long-time relationships with strategic institutions and oversees teams essential to acquisitions, portfolio management and internal and external communication. He serves as the Head of the Investments group and a Director for CMFT and CMCT. Prior to CIM, he was involved in several entrepreneurial real estate endeavors, including co-founding Dekel Development, a developer of commercial and multifamily properties in Los Angeles.

Shaul Kuba is a Co-Founder and Principal of CIM with more than 30 years of active real estate, infrastructure and lending experience. Since co-founding CIM in 1994, he has been an integral part of building the Firm’s real estate, infrastructure and debt platforms. He serves on the CIM’s Investment and Real Assets Management Committees, providing guidance on the diverse opportunities available across CIM’s various platforms. As the Head of the development team, he is actively involved in the development, redevelopment and repositioning of CIM’s real estate and infrastructure assets. Additionally, he is instrumental in sourcing new opportunities and establishing and maintaining relationships with national and regional retailers, hospitality brands and restaurateurs. He also serves as a Director for CMCT. Prior to CIM, he was involved in several entrepreneurial real estate endeavors, including co-founding Dekel Development, a developer of commercial and multifamily properties in Los Angeles.

OFS Sub-Adviser Portfolio Managers:

Bilal Rashid is a Trustee of the Fund, the Chairman of the Board and Chief Executive Officer of OFS Capital Corporation (“OFS Capital”), the Chairman of the Board, President and Chief Executive Officer of Hancock Park Corporate Income, Inc. (“Hancock Park”) and OFS Credit Company, Inc. (“OFS Credit”), President and a Senior Managing Director of the OFS Sub-Adviser, Chief Executive Officer of Orchard First Source Asset Management, LLC (“OFSAM”), and a member of OFSAM’s investment and executive committees. Mr. Rashid also serves on the Middle-Market Investment Committee, Broadly Syndicated Investment Committee and Structured Credit Investment Committee of the OFS Sub-Adviser. Prior to joining OFSAM in 2008, Mr. Rashid was a managing director in the global markets and investment banking division at Merrill Lynch. Mr. Rashid has more than 25 years of experience in investment banking, debt capital markets and investing as it relates to corporate credit and structured credit, debt capital markets and investment banking. Over the years, he has advised and arranged financing for investment management companies and commercial finance companies including business development companies. Before joining Merrill Lynch in 2005, he was a vice president at Natixis Capital Markets, which he joined as part of a large team move from Canadian Imperial Bank of Commerce (“CIBC”). Prior to CIBC, he worked as an investment analyst in the project finance area at the International Finance Corporation, which is part of the World Bank. Prior to that, Mr. Rashid was a financial analyst at Lehman Brothers. Mr. Rashid has a B.S. in Electrical Engineering from Carnegie Mellon University and an MBA from Columbia University.

Jeffrey A. Cerny is a director, Chief Financial Officer and Treasurer of OFS Capital and OFS Credit, Chief Financial Officer and Treasurer of Hancock Park, a Senior Managing Director of the OFS Sub-Adviser, a Vice President of OFSAM, and a member of OFSAM’s investment and executive committees. Mr. Cerny also serves on the Middle-Market Investment Committee, Broadly Syndicated Investment Committee and Structured Credit Investment Committee of the OFS Sub-Adviser. Mr. Cerny oversees the finance and accounting functions of the OFS Capital, Hancock Park and OFS Credit, as well as underwriting, credit monitoring and CLO portfolio compliance for the OFS Sub-Adviser’s syndicated senior loan business. Prior to joining OFSAM in 1999, Mr. Cerny held various positions at Sanwa Business Credit Corporation, American National Bank and Trust Company of Chicago and Charter Bank Group, a multi-bank holding company. Mr. Cerny holds a B.S. in Finance from Northern Illinois University, a Masters of Management in Finance and Economics from Northwestern University’s J.L. Kellogg School of Management, and a J.D. from DePaul University’s School of Law.

Kyde Sharp is a Managing Director and member of the Middle Market Investment Committee of the OFS Sub-Adviser. Mr. Sharp is responsible for sourcing and evaluating investment opportunities for the middle market lending business as well as portfolio management. Prior to joining the OFS Sub-Adviser in 2017, Mr. Sharp was a

Managing Director of Fifth Street Asset Management (NASDAQ: FSAM), a credit-focused asset manager located in Greenwich, CT. Earlier in his career he was an Associate with The Ben Barnes Group (formerly Entrecorp) where he priced, structured and negotiated equity-based consulting engagements. Mr. Sharp holds a Master of Business Administration from The Wharton School, University of Pennsylvania, a Juris Doctor from Fordham University School of Law, and a Bachelor of Arts in Philosophy from Hamilton College.

Kenneth A. Brown is a Managing Director of the OFS Sub-Adviser and serves as a member of the Broadly Syndicated Investment Committee and the Structured Credit Investment Committee of the OFS Sub-Adviser. He is responsible for leading the trading, underwriting and credit monitoring functions of the CLOs, as well as maintaining relationships with agent/investment banks. Mr. Brown has over 24 years of experience in leveraged finance and public accounting. Prior to joining the OFS Sub-Adviser in 2007, Mr. Brown was a Vice President at GE Antares Capital, a unit of General Electric Capital Corporation and a leading middle market agent lender for private equity sponsored transactions. Prior to GE Antares, Mr. Brown was at First Source Financial, Inc., a middle market lender focused on direct and participation interests in private equity sponsored transactions, and Arthur Andersen LLP, a national public accounting firm. Mr. Brown has also earned his CPA certification. Mr. Brown holds a Bachelor of Science in Accountancy from the University of Illinois at Urbana-Champaign and a Master of Business Administration, with concentrations in Finance and Strategic Management, from The University of Chicago Booth School of Business.

Glen Ostrander is a Managing Director of the OFS Sub-Adviser and focuses on structured products investment activities of the firm, capital markets related activities, fundraising, and strategic initiatives. Mr. Ostrander serves as a member of the Structured Credit Investment Committee of the OFS Sub-Adviser. Mr. Ostrander has more than 19 years of experience in investing, banking and debt capital markets relating to securitization, corporate credit, and structured credit. Mr. Ostrander has been involved in the CLO market since the late 1990s, with experience in the creation and full life cycle of various types of CLOs through multiple credit cycles. Prior to joining the OFS Sub-Adviser, Mr. Ostrander worked within the Global Markets & Investment Banking division at Merrill Lynch. Prior to joining Merrill Lynch, he was a Vice President at Wachovia Capital Markets from 1998 to 2006 and worked at International Business Machines and Koch Industries. Throughout his experience at Wachovia Capital Markets, Merrill Lynch, and the OFS Sub-Adviser, Mr. Ostrander has been involved in the structuring of CLO transactions, investing throughout the CLO capital structure, and the creation and vetting of CLO collateral managers. Mr. Ostrander holds a Bachelor of Science in Accounting from Belmont Abbey College.

(a)(2) Certain of the portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of September 30, 2022 (with respect to portfolio managers of the OFS Sub-Advisor) and June 30, 2021 (with respect to the portfolio managers of the CIM Sub-Advisor)*: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
Richard Ressler
Registered Investment Companies	0	$—		$—
Other Pooled Investment Vehicles	64	$30,700,000	64	$30,700,000
Other Accounts	1	$59,526	1	$59,526

Avraham Shemesh
Registered Investment Companies	0	$—		$—
Other Pooled Investment Vehicles	64	$30,700,000	64	$30,700,000
Other Accounts	1	$59,526	1	$59,526

Shaul Kuba
Registered Investment Companies	0	$—		$—
Other Pooled Investment Vehicles	64	$30,700,000	64	$30,700,000
Other Accounts	1	$59,526	1	$59,526

Bilal Rashid
Registered Investment Companies	3	$750,756	3	$750,756
Other Pooled Investment Vehicles	10	$2,944,992	10	$2,944,992
Other Accounts		$—		$—

Jeffrey A. Cerny
Registered Investment Companies	3	$750,756	3	$750,756
Other Pooled Investment Vehicles	10	$2,944,992	10	$2,944,992
Other Accounts		$—		$—

Kyde Sharp
Registered Investment Companies	2	$592,080	2	$592,080
Other Pooled Investment Vehicles	5	$1,578,750	5	$1,578,750
Other Accounts		$—		$—

Kenneth A. Brown
Registered Investment Companies	3	$750,756	1	$750,756
Other Pooled Investment Vehicles	10	$2,944,992	10	$2,944,992
Other Accounts		$—		$—

Glen Ostrander
Registered Investment Companies	3	$750,756	3	$750,756
Other Pooled Investment Vehicles	10	$2,944,992	10	$2,944,992
Other Accounts		$—		$—

*	With respect to the CIM Sub-Advisor: (i) figures indicate assets owned and operated as of June 30, 2022, which represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication; (ii) figures exclude arrangements in which management responsibility is shared with an unaffiliated third party and (iii) September 30, 2022 numbers are not available as of the date hereof.

Portfolio Manager Potential Conflicts of Interest

The Adviser, the Sub-Advisers and their respective affiliates will be subject to certain conflicts of interest with the portfolio managers. These conflicts will arise primarily from the involvement of the Adviser, the Sub-Advisers, and other funds, vehicles and separate accounts managed by the Adviser, the Sub-Advisers and/or their respective affiliates (for third-party investors or otherwise) (collectively, the “CIM/OFS Vehicles”) in other activities that may conflict with the Fund’s activities. Shareholders should be aware that individual conflicts will not necessarily be resolved in favor of the Fund’s interest.

Broad and Wide-Ranging Activities

The CIM/OFS Vehicles, the Adviser and the Sub-Advisers engage in a broad spectrum of activities. In the ordinary course of business, the CIM/OFS Vehicles, the Adviser and/or the Sub-Advisers may engage in activities where the interests of any of them may conflict with the Fund’s and its shareholders’ interests. Other present and future activities of any of them may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser and the Sub-Advisers will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

Policies and Procedures

Specified policies and procedures implemented by the Adviser and the Sub-Advisers to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across the CIM/OFS Vehicles’, the Adviser’s and/or the Sub-Advisers’ various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because each of the Adviser and the Sub-Advisers has various asset management, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. Finally, the Adviser or the Sub-Advisers may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Allocation of Personnel

The Adviser and the Sub-Advisers and their respective officers, managers, members and employees will devote as much of their time to the Fund’s activities as the Adviser and Sub-Advisers deem necessary and appropriate. Subject to the terms of the applicable offering and/or governing documents, affiliates of the Adviser and the Sub-Advisers expect to form additional investment funds, enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser or the Sub-Advisers. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and the Sub-Advisers and their respective officers, managers, members and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund’s business and the management of the assets of other clients of the Adviser and the Sub-Advisers.

Material Non-Public Information

The Adviser, the Sub-Advisers or certain of their respective affiliates may come into possession of material non-public information with respect to a borrower or an issuer (or an affiliate). Should this occur, the Adviser or the Sub-Advisers would be restricted from buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material to preclude the Fund from participating in an investment. Due to these restrictions, the Adviser or the Sub-Advisers may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

To the extent permitted by the 1940 Act and the rules and regulations and other guidelines of the SEC, the Fund may invest in private and public vehicles sponsored by affiliates of the Adviser and Sub-Advisers. To the extent that the Adviser or Sub-Advisers, as the case may be, were to come into possession of material non-public information relevant to an investment decision in connection with a potential investment or sale of securities of a private or public vehicle sponsored by an affiliate of the Adviser or the Sub-Advisers, the Fund may be precluded from making such investment or sale.

Possible Future Activities

Affiliates of the Adviser and the Sub-Advisers may expand the range of services that they provide over time and will not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. Each of the Adviser and the Sub-Advisers has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

(a)(3) The Adviser and each Sub-Adviser’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Investment personnel of the Adviser and the CIM Sub-Adviser that are Principals are compensated with a base salary, profit participation and participation in the general partner’s carried interest, or adviser’s incentive fees, as applicable, earned with respect to funds managed by CIM Group and its affiliates. Non-Principal Investment professionals are compensated with a base salary plus bonus, which is determined by both the overall performance of the assets to which such investment professionals are assigned as well as their overall citizenship and contribution to the culture at CIM Group.

The OFS Sub-Adviser compensates its investment professionals through a base salary and a discretionary annual bonus based on a number of factors, including job performance, profitability of OFS Sub-Adviser and market conditions. Professional compensation at the OFS Sub-Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the OFS Sub-Adviser manages and from their longevity with the OFS Sub-Adviser. In addition, certain of OFS Sub-Adviser’s Portfolio Managers have ownership and financial interests in, and may receive compensation and/or profit distributions from OFSAM and/or its subsidiaries. These individuals receive compensation from OFS Sub-Adviser that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by OFS Sub-Adviser, a portion of which may relate to incentive fees or carried interest earned by OFS Sub-Adviser in connection with its services.

(a)(4) The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the Fund’s portfolio managers as of September 30, 2022.

Securities Ownership of Portfolio Managers
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Richard Ressler(4)	Over $1,000,000
Avraham Shemesh(4)	Over $1,000,000
Shaul Kuba(4)	Over $1,000,000
Bilal Rashid	$—
Jeffrey Cerny	$—
Kyde Sharp	$—
Kenneth A. Brown	$—
Glen Ostrander	$—

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)	The dollar range of equity beneficially owned is based on the current NAV per Class I Common Share as of September 30, 2022.

(4)	These shares are owned directly by CIM Capital IC Management, LLC and CIM RACR, LLC, each of which is owned by CIM Group, LLC. Each of Richard Ressler, Avraham Shemesh and Shaul Kuba may be deemed to beneficially own all of these shares because of their positions with CIM Group, LLC. Each of them disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 of the Exchange Act or for any other purpose.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the annual report included in Item 1 of this Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Registrant’s board of trustees during the period covered by this annual report included in Item 1 of this Form N-CSR.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Certifications as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibits 99.302(i) CERT.

(a)(3)	Not Applicable.

(b)	Certifications as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIM REAL ASSETS & CREDIT FUND

By:	/s/ David Thompson
David Thompson
Chief Executive Officer and Trustee (Principal Executive Officer)

Date:	December 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David Thompson
David Thompson
Chief Executive Officer and Trustee (Principal Executive Officer)

Date:	December 19, 2023

By:	/s/ Barry N. Berlin
Barry N. Berlin
Chief Financial Officer and Treasurer (Principal Financial Officer)

Date:	December 19, 2023